                                                    Registration No. 33-35698

================================================================================

                             REGISTRATION STATEMENT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                        POST-EFFECTIVE AMENDMENT NO. 9

                                   TO FORM S-6
              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
         SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                              -------------------


                         NATIONWIDE VLI SEPARATE ACCOUNT
                              (Exact Name of Trust)


                              -------------------

                        NATIONWIDE LIFE INSURANCE COMPANY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
              (Exact Name and Address of Depositor and Registrant)


                                 DENNIS W. CLICK
                                    SECRETARY
                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                     (Name and address of Agent for Service)


                              -------------------

This Post-Effective Amendment amends the Registration Statement in respect of the Prospectus and the Financial Statements.

It is proposed that this filing will become effective (check appropriate space):

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 1998 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of rule (485)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective

If appropriate check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being registered: Multiple Payment Variable Life Insurance Policies

Approximate date of proposed offering: Continuously on and after May 1, 1998

[ ]  Check box if it is proposed that this filing will become effective on
     (date) at (time) pursuant to Rule 487.



================================================================================



                                    1 of 91

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 ITEM                                                                       CAPTION IN PROSPECTUS

 1..............................................................................Nationwide Life Insurance Company
                                                                                The Variable Account
 2..............................................................................Nationwide Life Insurance Company
 3..............................................................................Custodian of Assets
 4..............................................................................Distribution of The Policies
 5..............................................................................The Variable Account
 6..............................................................................Not Applicable
 7..............................................................................Not Applicable
 8..............................................................................Not Applicable
 9..............................................................................Legal Proceedings
10..............................................................................Information About The Policies;
                                                                                How The Cash Value Varies; Right   to
                                                                                Exchange for a Fixed Benefit
                                                                                Policy; Reinstatement; Other Policy
                                                                                Provisions
11..............................................................................Investments of The Variable
                                                                                Account
12..............................................................................The Variable Account
13..............................................................................Policy Charges
                                                                                Reinstatement
14..............................................................................Underwriting and Issuance -
                                                                                Premium Payments
                                                                                Minimum Requirements for  Issuance of a
                                                                                Policy
15..............................................................................Investments of the Variable
                                                                                Account; Premium Payments
16..............................................................................Underwriting and Issuance -
                                                                                Allocation of Cash Value
17..............................................................................Surrendering The Policy for Cash
18..............................................................................Reinvestment
19..............................................................................Not Applicable
20..............................................................................Not Applicable
21..............................................................................Policy Loans
22..............................................................................Not Applicable
23..............................................................................Not Applicable
24..............................................................................Not Applicable
25..............................................................................Nationwide Life Insurance Company
26..............................................................................Not Applicable
27..............................................................................Nationwide Life Insurance Company
28..............................................................................Company Management
29..............................................................................Company Management
30..............................................................................Not Applicable
31..............................................................................Not Applicable
32..............................................................................Not Applicable
33..............................................................................Not Applicable
34..............................................................................Not Applicable
35..............................................................................Nationwide Life Insurance Company
36..............................................................................Not Applicable
37..............................................................................Not Applicable
38..............................................................................Distribution of The Policies
39..............................................................................Distribution of The Policies
40..............................................................................Not Applicable
41(a)...........................................................................Distribution of The Policies
42..............................................................................Not Applicable

43..............................................................................Not Applicable
44..............................................................................How The Cash Value Varies
45..............................................................................Not Applicable
46..............................................................................How The Cash Value Varies
47..............................................................................Not Applicable
48..............................................................................Custodian of Assets
49..............................................................................Not Applicable
50..............................................................................Not Applicable
51..............................................................................Summary of The Policies;
                                                                                Information About The Policies
52..............................................................................Substitution of Securities
53..............................................................................Taxation of The Company
54..............................................................................Not Applicable
55..............................................................................Not Applicable
56..............................................................................Not Applicable
57..............................................................................Not Applicable
58..............................................................................Not Applicable
59..............................................................................Financial Statements

                        NATIONWIDE LIFE INSURANCE COMPANY
                                   Home Office
                                 P.O. Box 182150
                              One Nationwide Plaza
                            Columbus, Ohio 43218-2150
                        (800) 547-7548, TDD (800)238-3035

                MULTIPLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
                 ISSUED BY THE NATIONWIDE LIFE INSURANCE COMPANY
                   THROUGH ITS NATIONWIDE VLI SEPARATE ACCOUNT


The life insurance policies offered by this prospectus are variable life insurance policies (collectively referred to as the "Policies"). The Policies are designed to provide life insurance coverage on the Insured named in the Policy. The Policies may also provide a Cash Surrender Value if the Policy is terminated during the lifetime of the Insured. The death benefit and Cash Value of the Policies may vary to reflect the experience of the Nationwide VLI Separate Account (the "Variable Account") or the Fixed Account to which Cash Values are allocated.


The Policies described in this prospectus, meet the definition of life insurance contracts under Section 7702 of the Internal Revenue Code (the "Code"). The Policies are designed to generally require the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five or more annual Guideline Level Premiums under death benefit Option 2.


The Policy Owner may allocate Net Premiums and Cash Value to one or more of the Sub-Accounts and the Fixed Account. The assets of each Sub-Account will be used to purchase, at Net Asset Value, shares of the following Underlying Mutual Fund options:

                         VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST:

                  - Asset Allocation Portfolio (formerly "Multiple Strategy Fund")

                - Domestic Income Portfolio (formerly Domestic Strategic Income Fund)

                                     - Emerging Growth Portfolio

                        - Enterprise Portfolio (formerly "Common Stock Fund")

                                      - Global Equity Portfolio

                                       - Government Portfolio

                                      - Money Market Portfolio

      -Morgan Stanley Real Estate Securities Portfolio (formerly "Real Estate Securities Fund")


Nationwide Life Insurance Company (the "Company") guarantees that the death benefit for a Policy will never be less than the Specified Amount stated on the Policy Data Pages as long as the Policy is in force. There is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges under the Policy, the Policy will lapse without value. Also, during the first five Policy Years, the total premium payments less any existing Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force.

This prospectus generally describes only that portion of the Cash Value allocated to the Variable Account. For a brief summary of the Fixed Account Option, see "The Fixed Account Option."


THE BENEFITS DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE IN EVERY JURISDICTION. PLEASE REFER TO YOUR POLICY FOR SPECIFIC BENEFIT INFORMATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A PROSPECTUS FOR THE UNDERLYING MUTUAL FUND OPTION(S) BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                                GLOSSARY OF TERMS

ATTAINED AGE- The Insured's age on the Policy Date, plus the number of full years since the Policy Date.

ACCUMULATION UNIT- An accounting unit of measure used to calculate the Variable Account Cash Value.

BENEFICIARY- The person to whom the Death Proceeds are paid.

CASH VALUE- The sum of the Policy values in the Variable Account, Fixed Account and any associated value in the Policy Loan Account.

CASH SURRENDER VALUE- The Policy's Cash Value, less any Indebtedness under the Policy, less any Surrender Charge.

CODE- The Internal Revenue Code of 1986, as amended.

COMPANY- Nationwide Life Insurance Company.

DEATH PROCEEDS- Amount of money payable to the Beneficiary if the Insured dies while the Policy is in force.

FIXED ACCOUNT- An investment option which is funded by the General Account of the Company.

GENERAL ACCOUNT- All assets of the Company other than those of the Variable Account or in other separate accounts that have been or may be established by the Company.

GUIDELINE LEVEL PREMIUM- The amount of level annual premium calculated in accordance with the provisions of the Code. It represents the level annual premiums required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 4%.

GUIDELINE SINGLE PREMIUM- The amount of single premium calculated in accordance with the provisions of the Code. It represents the single premium required to mature the Policy under guaranteed mortality and expense charges, and an interest rate of 6%.

HOME OFFICE- The main office of the Company located in Columbus, Ohio.

INDEBTEDNESS- Amounts owed the Company as a result of Policy loans including both principal and accrued interest.

INITIAL PREMIUM- The Initial Premium is the premium required for coverage to become effective on the Policy Date. It is shown on the Policy Data Page.

INSURED- The person whose life is covered by the Policy, and who is named on the Policy Data Page.

MATURITY DATE- The Policy Anniversary on or following the Insured's 95th birthday.

MINIMUM PREMIUM- The Minimum Premium is shown on the Policy Data Page. It is used to measure the total amount that must be paid during the first five Policy Years to continue the Policy in force.

MONTHLY ANNIVERSARY DAY- The same day as the Policy Date for each succeeding month.


NET ASSET VALUE- The value of one share of an Underlying Mutual Fund at the end of a market day or at the close of the New York Stock Exchange. It is computed by adding the value of all portfolio holdings plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding.


NET PREMIUMS- Net Premiums are equal to the actual premiums minus the percent of premium charge. The percent of premium charges are shown on the Policy Data Page.

POLICY ANNIVERSARY- The same day and month as the Policy Date for succeeding years.

POLICY CHARGES- All deductions made from the value of the Variable Account or the Policy Cash Value.

POLICY DATE- The date the provisions of the Policy take effect, as shown on the Policy Owner's Policy Data Page.

POLICY LOAN ACCOUNT- The Portion of the Cash Value which results from Policy Indebtedness.

POLICY OWNER- The person designated in the Policy application as the Owner. In the State of New York, the variable life insurance Policies offered by the Company are offered as "Certificates" for "Certificate Owners" under a group contract rather than individual Policies. The provisions of both these Certificates and the Policies are essentially the same and references to the provisions of Policies and rights of Policy Owners in this prospectus include Certificates and Certificate Owners.

POLICY YEAR- Each year commencing with the Policy Date and each Policy Anniversary thereafter.

SCHEDULED PREMIUM- The Scheduled Premium is shown on the Policy Data Page. It is used to calculate the initial specified amount.

SPECIFIED AMOUNT- A dollar amount used to determine the Death Benefit under a Policy as shown on the Policy Data Page.


SUB-ACCOUNTS- Separate and distinct divisions of the Variable Account, to which specific Underlying Mutual Fund shares are allocated and for which Accumulation Units are separately maintained.


SURRENDER CHARGE- An amount deducted from the Cash Value if the Policy is surrendered.


UNDERLYING MUTUAL FUND- A registered open-end management investment company in which the assets of the Sub-Account will be invested.


UNSCHEDULED PREMIUM- Additional premium payments which may be allowed under certain conditions.


VALUATION DATE- Each day the New York Stock Exchange and the Home Office are open for business, or any other day during which there is a sufficient degree of trading of the Underlying Mutual Fund shares that the current Cash Value might be materially affected.


VALUATION PERIOD- A period commencing with the close of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT- A separate investment account of the Nationwide Life Insurance Company.

                                                    TABLE OF CONTENTS
GLOSSARY OF TERMS......................................................................................................2
SUMMARY OF THE POLICIES................................................................................................6
         Variable Life Insurance.......................................................................................6
         The Variable Account and its Sub-Accounts.....................................................................6
         The Fixed Account.............................................................................................6
         Deductions and Charges........................................................................................6
         Premiums......................................................................................................7
NATIONWIDE LIFE INSURANCE COMPANY......................................................................................7
THE VARIABLE ACCOUNT...................................................................................................8
         Investments of the Variable Account...........................................................................8
         Van Kampen American Capital Life Investment Trust.............................................................9
         Reinvestment.................................................................................................10
         Transfers....................................................................................................10
         Dollar Cost Averaging........................................................................................10
         Substitution of Securities...................................................................................10
         Voting Rights................................................................................................11
INFORMATION ABOUT THE POLICIES........................................................................................11
         Underwriting and Issuance....................................................................................11
         Minimum Requirements for Issuance of a Policy................................................................11
         Premium Payments.............................................................................................11
         Allocation of Cash Value.....................................................................................12
         Short-Term Right to Cancel Policy............................................................................12
POLICY CHARGES........................................................................................................12
         Deductions from Premiums.....................................................................................12
         Surrender Charges............................................................................................12
         Reductions to Surrender Charges..............................................................................13
         Deductions from Cash Value...................................................................................13
         Monthly Cost of Insurance....................................................................................14
         Monthly Administrative Charge................................................................................14
         Deductions from the Sub-Accounts.............................................................................14
         Expenses of the Underlying Mutual Funds......................................................................15
HOW THE CASH VALUE VARIES.............................................................................................15
         How the Investment Experience is Determined..................................................................15
         Net investment factor........................................................................................16
         Determining The Cash Value...................................................................................16
         Valuation Date and Valuation Period..........................................................................16
SURRENDERING THE POLICY FOR CASH......................................................................................16
         Right to Surrender...........................................................................................16
         Cash Surrender Value.........................................................................................16
         Partial Surrenders...........................................................................................17
         Maturity Proceeds............................................................................................17
         Income Tax Withholding.......................................................................................17
POLICY LOANS..........................................................................................................17
         Taking a Policy Loan.........................................................................................17
         Effect on Investment Performance.............................................................................18
         Interest.....................................................................................................18
         Effect on Death Benefit and Cash Value.......................................................................18
         Repayment....................................................................................................18
HOW THE DEATH BENEFIT VARIES..........................................................................................18
         Calculation of the Death Benefit.............................................................................18
         Proceeds Payable on Death....................................................................................20
RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY..........................................................................20
CHANGES OF INVESTMENT POLICY..........................................................................................20
GRACE PERIOD..........................................................................................................20
         First Five Policy Years......................................................................................20
         Policy Years Six and After...................................................................................21
         All Policy Years.............................................................................................21
REINSTATEMENT.........................................................................................................21
THE FIXED ACCOUNT OPTION..............................................................................................21
CHANGES IN EXISTING INSURANCE COVERAGE................................................................................22
         Specified Amount Increases...................................................................................22
         Specified Amount Decreases...................................................................................22
         Changes in the Death Benefit Option..........................................................................22

OTHER POLICY PROVISIONS...............................................................................................22
         Policy Owner.................................................................................................22
         Beneficiary..................................................................................................23
         Assignment...................................................................................................23
         Incontestability.............................................................................................23
         Error in Age or Sex..........................................................................................23
         Suicide......................................................................................................23
         Nonparticipating Policies....................................................................................23
LEGAL CONSIDERATIONS..................................................................................................23
DISTRIBUTION OF THE POLICIES..........................................................................................23
CUSTODIAN OF ASSETS...................................................................................................24
TAX MATTERS...........................................................................................................24
         Policy Proceeds..............................................................................................24
         Withholding..................................................................................................25
         Federal Estate and Generation - Skipping Transfer Taxes......................................................25
         Non-Resident Aliens..........................................................................................25
         Taxation of the Company......................................................................................25
         Tax Changes..................................................................................................26
THE COMPANY...........................................................................................................26
COMPANY MANAGEMENT....................................................................................................27
         Directors of the Company.....................................................................................28
         Executive Officers of the Company............................................................................29
OTHER CONTRACTS ISSUED BY THE COMPANY.................................................................................29
STATE REGULATION......................................................................................................29
REPORTS TO POLICY OWNERS..............................................................................................29
ADVERTISING...........................................................................................................29
YEAR 2000 COMPLIANCE ISSUES...........................................................................................29
LEGAL PROCEEDINGS.....................................................................................................30
EXPERTS...............................................................................................................30
REGISTRATION STATEMENT................................................................................................30
LEGAL OPINIONS........................................................................................................30
APPENDIX 1............................................................................................................31
APPENDIX 2............................................................................................................32
FINANCIAL STATEMENTS..................................................................................................49


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

THE PRIMARY PURPOSE OF THE POLICIES IS TO PROVIDE LIFE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                             SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE

The variable life insurance Policies offered by the Company are similar in many ways to fixed-benefit whole life insurance. As with fixed-benefit whole life insurance, the Policy Owner pays a premium for life insurance coverage on the person insured. Also like fixed-benefit whole life insurance, the Policies may provide for a Cash Surrender Value which is payable if the Policy is terminated during the Insured's lifetime. As with fixed-benefit whole life insurance, the Cash Surrender Value during the early Policy years may be substantially lower than the premiums paid.

However, the Policies differ from fixed-benefit whole life insurance in several respects. Unlike fixed-benefit whole life insurance, the death benefit and Cash Value of the Policies may increase or decrease to reflect the investment performance of the Sub-Accounts or the Fixed Account to which Cash Values are allocated (see "How the Death Benefit Varies"). There is no guaranteed Cash Surrender Value (see "How the Cash Value Varies"). If the Cash Surrender Value is insufficient to pay the Policy Charges, the Policy will lapse without value. Also, during the first five Policy Years, the total premium payments less any existing Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force. The Policies are designed to generally permit the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five annual Guideline Level Premiums under death benefit Option 2.

The Policies are designed to avoid classification as modified endowment contracts under Section 7702A of the Code, which provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions in the same way as annuities are taxed. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by the Code. Excess premiums paid may also cause the Policy to become a modified endowment contract. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy (see "Tax Matters").

THE VARIABLE ACCOUNT AND ITS SUB-ACCOUNTS


The Company places the Policy's Net Premiums in the Variable Account or the Fixed Account at the time the Policy is issued. The Policy Owner chooses the Sub-Accounts or the Fixed Account into which the Cash Value will be allocated (see "Allocation of Cash Value"). When the Policy is issued, the Net Premiums will be Allocated to the Van Kampen American Capital Life Investment Trust Money Market Portfolio ("Money Market Portfolio"), for any Net Premiums allocated to a Sub-Account on the application or to the Fixed Account until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy (see "Short-Term Right to Cancel Policy"). Assets of each Sub-Account are invested at Net Asset Value in shares of a corresponding Underlying Mutual Fund option. For a description of the Underlying Mutual Fund options and their investment objectives, see "Investments of the Variable Account."


THE FIXED ACCOUNT

The Fixed Account is funded by the assets of the Company's General Account. Cash Values allocated to the Fixed Account are credited with interest daily at a rate declared by the Company. The interest rate declared is at the Company's sole discretion, but may never be less than an effective annual rate of 4%.

DEDUCTIONS AND CHARGES


The Company deducts certain charges from the assets of the Variable Account and the Cash Value of the Policy. These charges are made for administrative and sales expenses, state premium taxes, providing life insurance protection and assuming the Mortality and Expense Risks. For a discussion of any charges imposed by the Underlying Mutual Fund options, see the prospectuses of the respective Underlying Mutual Fund options.


The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. (The Company may reduce this sales load at its sole discretion.) The total sales load actually deducted from any Policy will be equal to the sum of the 3.5% front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.

The Company also deducts a charge for state premium taxes equal to 2.5% of all premium payments.

The Company deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

     1.   monthly cost of insurance; plus

     2. monthly cost of any additional benefits provided by riders to the Policy; plus

     3. current administrative expense charge of $5. This charge may be increased at the sole discretion of the Company but may not exceed $7.50.

The Company also deducts on a daily basis from the assets of the Variable Account a charge to provide for mortality and expense risks. This charge is equal on an annual basis to 0.80% of the Variable Account assets.

For Policies which are surrendered during the first nine Policy Years, the Company deducts a Surrender Charge. This Surrender Charge is comprised of an Underwriting Surrender Charge and a Sales Surrender Charge. The initial Surrender Charge varies by issue age, sex and underwriting classification and is calculated based on the initial Specified Amount. The following table illustrates the initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a Standard basis (see Appendix 1 for specific examples). Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).

      ISSUE               MALE                FEMALE                MALE                FEMALE
       AGE             NON-TOBACCO          NON-TOBACCO           STANDARD             STANDARD
       ---             -----------          -----------           --------             --------
        25                $5.878               $5.537               $6.680               $5.945
        35                 7.260                6.712                8.559                7.373
        45                11.159               10.160               13.244               11.151
        55                15.275               13.375               18.373               14.686
        65                23.821               20.553               27.943               22.165


Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund (see "Expenses of the Underlying Mutual Funds").


PREMIUMS

The minimum Initial Premium for which a Policy may be issued is $2,000. A Policy may be issued to an Insured up to age 75.

For a limited time, the Policy Owner has a right to cancel the Policy and receive a full refund of premiums paid (see "Short Term Right to Cancel Policy").


The Initial Premium is due on the Policy Date. It will be credited on the initial investment date. Any due and unpaid monthly deductions will be subtracted from the Cash Value at this time. Insurance will not be effective until the Initial Premium is paid. The Initial Premium is shown on the Policy Data Page.

Premiums, other than the Initial Premium may be made at any time while your Policy is in force subject to the limits described below. During the first five Policy Years, the total premium payments less any Policy Indebtedness must be greater than or equal to the Minimum Premium in order for the Policy to continue in force. The Minimum Premium is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy Data Page.

We will send Scheduled Premium payment reminder notices to you. We will send them according to the premium mode shown on the Policy Data Page.


You may pay the Initial Premium to us at our Home Office or to an authorized agent. All premiums after the first are payable at our Home Office. Premium receipts will be furnished upon request.

Each premium must be at least equal to the monthly Minimum Premium. The Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in any increase in the net amount at risk. Also, we will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify your Policy as a contract for life insurance. We may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments.

                        NATIONWIDE LIFE INSURANCE COMPANY


The Company is a stock life insurance company organized under the laws of the State of Ohio in March, 1929. The Company is a member of the "Nationwide Insurance Enterprise" with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. The Company is a provider of life insurance, annuities and retirement products. It is admitted to do business in all states, the District of Columbia, and Puerto Rico. The Policies are distributed by Van Kampen American Capital Distributors, Inc.

                              THE VARIABLE ACCOUNT


The Variable Account was established by a resolution of the Company's Board of Directors, on August 8, 1984, pursuant to the provisions of Ohio law. The Company has caused the Variable Account to be registered with the SEC as a unit investment trust pursuant to Investment Company Act of 1940 (the "1940 Act"). Registration does not involve supervision of the management of the Variable Account or the Company by the SEC.


The Variable Account is a separate investment account of the Company and as such, is not chargeable with the liabilities arising out of any other business the Company may conduct. The Company does not guarantee the investment performance of the Variable Account. The death benefit and Cash Value under the Policy may vary with the investment performance of the investments in the Variable Account (see "How the Death Benefit Varies" and "How the Cash Value Varies").


Net Premium payments and Cash Value are allocated within the Variable Account among one or more Sub-Accounts (see "Tax Matters"). The assets of each Sub-Account are used to purchase shares of the Underlying Mutual Funds designated by the Policy Owner. Thus, the investment performance of a Policy depends upon the investment performance of the Underlying Mutual Funds designated by the Policy Owner.


INVESTMENTS OF THE VARIABLE ACCOUNT


At the time of application, the Policy Owner elects to have the Net Premiums allocated among one or more of the Sub-Accounts and the Fixed Account (see "Allocation of Cash Value"). During the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy, all Net Premiums not allocated to the Fixed Account are placed in the Money Market Portfolio. At the end of this period, the Cash Value in that Sub-Account will be transferred to the Sub-Accounts based on the Underlying Mutual Fund allocation factors. Any subsequent Net Premiums received after this period will be allocated based on the Underlying Mutual Fund allocation factors.

No less than 5% of Net Premiums may be allocated to any one Sub-Account or the Fixed Account. The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to terms and conditions as may be imposed by each Underlying Mutual Fund option and as set forth in this prospectus (see "Transfers", "Allocation of Cash Value", and "Short-Term Right to Cancel Policy"). Additional Premium Payments, upon acceptance, will be allocated to the Money Market Portfolio unless the Policy Owner specifies otherwise (see "Premium Payments").

These Underlying Mutual Fund options are available only to serve as the underlying investment for variable annuity contracts and variable life insurance policies issued through separate accounts of the life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which is disclosed in each Underlying Mutual Funds' prospectus. A full description of each Underlying Mutual Fund, its investment policies and restrictions, risks and charges is contained in each prospectus for the respective Underlying Mutual Fund.

Each of the Underlying Mutual Fund options receives investment advice from Van Kampen American Capital Asset Management, Inc., (the "Advisor"), which is paid fees for its services by the Underlying Mutual Funds.

The Underlying Mutual Fund options are NOT available to the general public directly. The Underlying Mutual Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Underlying Mutual Funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Underlying Mutual Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, Policy purchasers should understand that the Underlying Mutual Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Underlying Mutual Funds may differ substantially.

A summary of investment objectives is contained in the description of each Underlying Mutual Fund below. These Underlying Mutual Fund options are available only to serve as the underlying investment vehicle for variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies which may or may not be affiliated, also known as "mixed and shared funding." There are certain risks associated with mixed and shared funding, which are disclosed in the Underlying Mutual Funds' prospectuses. A full description of the Underlying Mutual Funds, their investment policies and restrictions, risks and charges are contained in the prospectuses of the respective Underlying Mutual Funds. A prospectus for the Underlying Mutual Fund option(s) being considered must accompany this prospectus and should be read in conjunction herewith. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.


VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST


The Van Kampen American Capital Life Investment Trust is an open-end diversified management investment company organized as a Delaware business trust. Shares of the Trust are offered in separate Portfolios which are sold only to insurance companies to provide funding for variable life insurance policies and variable annuity contracts. Van Kampen American Capital Asset Management, Inc. serves as the investment adviser for the Trust and its Portfolios.

       -ASSET ALLOCATION PORTFOLIO

       The investment objective of this Portfolio is to seek a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity, intermediate and long-term debt and money market securities. Total investment return consists of current income, including dividends, interest, discount accruals, and capital appreciation. The Advisor may vary the composition of the portfolio from time to time based upon an evaluation of economic and market trends and the anticipated relative total return available from a particular type of security.

       -DOMESTIC INCOME PORTFOLIO

       The investment objective of this Portfolio is to seek current income as its primary objective. Capital appreciation is a secondary objective. The Portfolio attempts to achieve these objectives through investment primarily in a diversified portfolio of fixed-income securities. The Portfolio may invest in investment grade securities and lower rated and nonrated securities. Lower rated securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

       -EMERGING GROWTH PORTFOLIO

       The investment objective of this Portfolio is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks of small and medium sized companies considered by the Advisor to be emerging growth companies. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of small and medium sized companies (less than $2 billion of market capitalization), both domestic and foreign. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 15% of the value of its assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933) and in other securities not having readily available market quotations.

       -ENTERPRISE PORTFOLIO

       The investment objective of this Portfolio is to seek capital appreciation by investing in securities believed by the Advisor to have above average potential for capital appreciation. Any income received on such securities is incidental to the objective of capital appreciation.

       -GLOBAL EQUITY PORTFOLIO

       The investment objective of this Portfolio is to seek long term capital growth through investments in an internationally diversified portfolio of equity securities of companies of any nation including the United States. The Portfolio intends to be invested in equity securities of companies of at least three countries including the United States. Under normal market conditions, at least 65% of the Portfolio's total assets are so invested. Equity securities include common stocks, preferred stocks and warrants or options to acquire such securities.

       -GOVERNMENT PORTFOLIO

       The investment objective of this Portfolio is to provide investors with a high current return consistent with preservation of capital. The Government Fund invests primarily in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In order to hedge against changes in interest rates, the Government fund may also purchase or sell options and engage in transactions involving interest rate futures contracts and options on such contracts.

       -MONEY MARKET PORTFOLIO

       The investment objective of this Portfolio is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments.

       -MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

       The investment objective of this Portfolio is to seek long-term capital growth by investing in a diversified portfolio of securities of companies operating in the real estate industry ("Real Estate Securities"). Current income is a secondary consideration. Real Estate Securities include equity securities, including common stocks and convertible securities, as well as non-convertible preferred stocks and debt securities of real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its assets (marked to market), gross income or net profits from the ownership, construction, management or sale of residential, commercial or industrial real estate. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in Real Estate Securities, primarily equity securities of real estate investment trusts. The Portfolio may invest up to 25% of its total assets in securities issued by foreign issuers, some or all of which may also be Real Estate Securities. There can be no assurance that the Portfolio will achieve its investment objective.


REINVESTMENT


The Underlying Mutual Fund options described above have as a policy the distribution of dividends in the form of additional shares (or fractions thereof) of the Underlying Mutual Funds. The distribution of additional shares will not affect the number of Accumulation Units attributable to a particular Policy (see "Allocation of Cash Value").


TRANSFERS


The Policy Owner may request a transfer of up to 100% of the Cash Value from the Variable Account to the Fixed Account. The Policy Owner's Cash Value in each Sub-Account will be determined as of the date the transfer request is received in good order at the Home Office. The Company reserves the right to restrict transfers to the Fixed Account to 25% of the Cash Value.


The Policy Owner may annually transfer a portion of the value of the Fixed Account to the Variable Account and a portion of the Variable Account to the Fixed Account, without penalty or adjustment. The Company reserves the right to limit the amount of Cash Value transferred out of the Fixed Account each Policy Year. Transfers from the Fixed Account must be made within 30 days after the termination date of the interest rate guarantee period.


Transfers may be made either in writing or, in states allowing such transfers, by telephone. This telephone exchange privilege is made available to Policy Owners automatically without the Policy Owner's election. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include the following: requesting identifying information, such as name, contract number, Social Security Number, and/or personal identification number; tape recording all telephone transactions; or providing written confirmation thereof to both the Policy Owner and any agent of record, at the last address of record; or such other procedures as the Company may deem reasonable. Although the Company's failure to follow reasonable procedures may result in the Company's liability for any losses to unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine. Any losses incurred pursuant to actions taken by the Company in reliance on telephone instructions reasonably believed to be genuine will be borne by the Policy Owner. The Company may withdraw the telephone exchange privilege upon 30 days' written notice to the Policy Owners.


Policy Owners who have entered into a Dollar Cost Averaging Agreement with the Company (see "Dollar Cost Averaging") may transfer from the Fixed Account to the Variable Account under the terms of that agreement.

DOLLAR COST AVERAGING


If the Contract Value is $15,000 or more, the Policy Owner may direct the Company to automatically transfer amounts from the Money Market Portfolio, or the Fixed Account to any other Sub-Account. Dollar Cost Averaging will occur on a monthly basis or on another frequency permitted by the Company. Dollar Cost Averaging is a long-term investment program which provides for regular, level investments over time. There is no guarantee that Dollar Cost Averaging will result in a profit or protect against loss. The minimum monthly transfer is $100. Transfers will be processed until either the value in the originating funds is exhausted or the Policy Owner instructs the Home Office to cancel the transfers.

The Company reserves the right to discontinue establishing new Dollar Cost Averaging programs. The Company also reserves a right to assess a processing fee for this service.


SUBSTITUTION OF SECURITIES


If shares of the above Underlying Mutual Funds are no longer available for investment by the Variable Account or, if in the judgment of the Company's management further investment in such Underlying Mutual Fund options is inappropriate, the Company may eliminate Sub-Accounts, combine two or more Sub-Accounts, or substitute shares of another Underlying Mutual Fund for Underlying Mutual Fund shares already purchased or to be purchased in the future by Net Premium payments under the Policy. No substitution of securities in the Variable Account may take place without prior approval of the SEC.


VOTING RIGHTS


Voting rights under the Policies apply only with respect to Cash Value allocated to the Sub-Accounts.

In accordance with its view of applicable law, the Company will vote the shares of the Underlying Mutual Funds at regular and special meetings of the shareholders. These shares will be voted in accordance with instructions received from Policy Owners. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation changes permitting the Company to vote the shares of the Underlying Mutual Funds in its own right, the Company may elect to do so.

The Policy Owner is the person who has the voting interest under a Policy. The number of Underlying Mutual Fund shares attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each respective Sub-Account by the Net Asset Value of the Underlying Mutual Fund corresponding to the Sub-Account. The number of shares which may be voted will be determined as of a date chosen by the Company not more than 90 days prior to the meeting of the Underlying Mutual Fund. Each person having a voting interest will receive periodic reports relating to the Underlying Mutual Funds, proxy material and a form with which to give voting instructions.

Voting instructions will be solicited by written communication at least 21 days prior to such meeting. Underlying Mutual Fund shares to which no timely instructions are received will be voted by the Company in the same proportion as the voting instructions which are received with respect to all Policies participating in the Variable Account.

Notwithstanding contrary Policy Owner voting instructions, the Company may vote Underlying Mutual Fund shares in any manner necessary to enable the Underlying Mutual Fund to: (1) make or refrain from making any change in the investments or investment policies for any of the Underyling Mutual Funds, if required by an insurance regulatory authority; (2) refrain from making any change in the investment policies or any investment adviser or principal underwriter of any portfolio which may be initiated by Policy Owners or the Underlying Mutual Fund's Board of Directors, provided the Company's disapproval of the change is reasonable and, in the case of a change in the investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or (3) enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


                         INFORMATION ABOUT THE POLICIES

UNDERWRITING AND ISSUANCE

MINIMUM REQUIREMENTS FOR ISSUANCE OF A POLICY

The Policies are designed to generally permit the payment of the Guideline Single Premium in five annual installments for death benefit Option 1 and five annual Guideline Level Premiums under death benefit Option 2. At issue, the Policy Owner selects a Scheduled Premium level. This Scheduled Premium is used to determine the initial Specified Amount. The minimum Scheduled Premium is $2,000. Policies may be issued to Insureds with issue ages 75 or younger. Before issuing any Policy, the Company requires satisfactory evidence of insurability which may include a medical examination.

PREMIUM PAYMENTS


The Initial Premium for a Policy is payable in full at the Home Office. The effective date of insurance coverage is dependent upon completion of all underwriting requirements, payment of the Initial Premium, and delivery of the Policy while the Insured is still living.

Premiums, other than the Initial Premium, may be made at any time while the Policy is in force subject to the limits described below. During the first 5 Policy Years, the total premium payments less any Policy Indebtedness must be greater than or equal to the Minimum Premium requirement in order for the Policy to continue in force. The Minimum Premium requirement is equal to the monthly Minimum Premium multiplied by the number of completed policy months. The monthly Minimum Premium is shown on the Policy Data Page.


Each premium payment must be at least equal to the monthly Minimum Premium. Additional premium payments may be made at any time while the Policy is in force. However, the Company reserves the right to require satisfactory evidence of insurability before accepting any additional premium payment which results in an increase in the net amount at risk. Also, the Company will refund any portion of any premium payment which is determined to be in excess of the premium limit established by law to qualify the Policy as a contract for life insurance. The Company may also require that any existing Policy Indebtedness is repaid prior to accepting any additional premium payments. Additional premium payments or other changes to the contract, may jeopardize the Policy's non-modified endowment contract status. The Company will monitor premiums paid and other policy transactions and will notify the Policy Owner when non-modified endowment contract status is in jeopardy by additional premiums (see "Tax Matters").

ALLOCATION OF CASH VALUE


At the time a Policy is issued, its Cash Value will be based on the Money Market Portfolio value or the Fixed Account as if the Policy had been issued and the Initial Net Premium invested on the date such premium was received in good order at the Home Office. When the Policy is issued, the Net Premiums will be allocated to the Money Market Portfolio (for any Net Premiums Allocated to a Sub-Account on the application) until the expiration of the period in which the Policy Owner may exercise his or her short-term right to cancel the Policy. At the expiration of the period in which the Policy Owner may exercise his or her short term right to cancel the Policy, shares of the Underlying Mutual Funds specified by the Policy Owner are purchased at Net Asset Value for the respective Sub-Account(s). The Policy Owner may change the allocation of Net Premiums or may transfer Cash Value from one Sub-Account to another, subject to terms and conditions as may be imposed by each Underlying Mutual Fund and as set forth in the prospectus. Net Premiums allocated to the Fixed Account at the time of application may not be transferred prior to the first Policy Anniversary (see "Transfers" and "Investments of the Variable Account").


The designation of investment allocations will be made by the prospective Policy Owner at the time of application for a Policy. The Policy Owner may change the way in which future Net Premiums are allocated by giving written notice to the Company. All percentage allocations must be in whole numbers, and must be at least 5%. The sum of allocations must equal 100%.

SHORT-TERM RIGHT TO CANCEL POLICY


A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, within 45 days after the application for insurance is signed, or within 10 days after the Company mails or delivers a Notice of Right of Withdrawal, whichever is latest. The Policy can be mailed or delivered to the registered representative who sold it, or to the Company. Immediately after mailing or delivery, the Policy will be deemed void from the beginning. The Company will refund either the total premiums paid or the Cash Value less Indebtedness as prescribed by the state in which the Policy was issued within seven days after it receives the Policy. The scope of this right may vary by state.


                                 POLICY CHARGES

DEDUCTIONS FROM PREMIUMS

The Company deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment (the Company may reduce this sales loading at its sole discretion). The total sales load actually deducted from any Policy will be equal to the sum of the 3.5% front-end sales load plus any sales surrender charge that may be deducted from Policies that are surrendered.


The Company also pays any state premium taxes attributable to a particular policy when incurred by the Company. The Company expects to pay an average state premium tax rate of approximately 2.5% of premiums for all states, although tax rates generally can range from 0% to 4%. To reimburse the Company for the payment of state premium taxes associated with the Policies, the Company deducts a charge for state premium taxes equal to 2.5% of all premium payments received. This charge may be more or less than the amount actually assessed by the state in which a particular Policy Owner lives.


SURRENDER CHARGES

The Company will deduct a Surrender Charge from the Policy's Cash Value for any Policy surrendered during the first nine Policy Years. The initial Surrender Charge varies by issue age, sex and underwriting classification and is calculated based on the initial Specified Amount. The following tables illustrates the initial Surrender Charge per $1,000 of initial Specified Amount for Policies which are issued on a standard basis (see Appendix 1 for specific examples). Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix 1).

      ISSUE                MALE                FEMALE                MALE                FEMALE
       AGE             NON-TOBACCO           NON-TOBACCO           STANDARD             STANDARD
       ---             -----------           -----------           --------             --------


        25                $5.878                $5.537               $6.680               $5.945

        35                 7.260                 6.712                8.559                7.373

        45                11.159                10.160               13.244               11.151

        55                15.275                13.375               18.373               14.686

        65                23.821                20.553               27.943               22.165

The Surrender Charge is comprised of two components: an underwriting surrender charge and sales surrender charge. The underwriting surrender charge varies by issue age in the following manner:


               ISSUE                       CHARGE PER $1,000 OF
                AGE                      INITIAL SPECIFIED AMOUNT
                ---                      ------------------------


                0-39                                $3.50

               40-59                                $5.00

               60-75                                $6.50

The underwriting surrender charge is designed to cover the administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the Insured's underwriting class, and establishing policy records. The Company does not expect to profit from the underwriting surrender charges. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from Mortality and Expense Risk Charges (see "Deductions from the Sub-Accounts"). Additional premiums and/or income earned on assets in the Variable Account or partial surrenders have no effect on these charges. The remainder of the Surrender Charge which is not attributable to the underwriting surrender charge component represents the sales surrender charge component. The purpose of the sales surrender charge is to reimburse the Company for some of the expenses incurred in the distribution of the Policies. The Company also deducts 3.5% of each premium for sales load (see "Deductions from Premiums").

REDUCTIONS TO SURRENDER CHARGES

The Surrender Charges are reduced in subsequent Policy Years in the following manner:


                                SURRENDER CHARGE                                     SURRENDER CHARGE
         COMPLETED             AS A % OF INITIAL              COMPLETED             AS A % OF INITIAL
       POLICY YEARS            SURRENDER CHARGES            POLICY YEARS            SURRENDER CHARGES
       ------------            -----------------            ------------            -----------------


             0                        100%                        5                        85%

             1                        100%                        6                        80%

             2                        100%                        7                        75%

             3                        95%                         8                        50%

             4                        90%                         9+                        0%

Special guaranteed maximum Surrender Charges apply in Pennsylvania (see Appendix
1).

DEDUCTIONS FROM CASH VALUE

The Company also deducts the following charges from the Policy's Cash Value on the Policy Date and each subsequent Monthly Anniversary Day:

       1.     monthly cost of insurance charges; plus

       2.     monthly cost of any additional benefits provided by riders; plus

       3.     monthly administrative expense charge.

These deductions will be charged proportionately to the Cash Value in each Sub-Account and the Fixed Account.

MONTHLY COST OF INSURANCE

The monthly cost of insurance charge for each policy month is determined by multiplying the monthly cost of insurance rate by the net amount at risk. The net amount at risk is the difference between the death benefit and the Policy's Cash Value, each calculated at the beginning of the policy month.


If death benefit Option 1 is in effect and there have been increases in the Specified Amount, then the Cash Value will first be considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it will then be considered a part of the additional increases in Specified Amount resulting from the increases in the order of the increases.


Monthly cost of insurance rates will not exceed those guaranteed in the Policy. Guaranteed cost of insurance rates for Policies issued on a simplified basis are based on the 1980 Commissioners Extended Term Mortality Table, Age Last Birthday (1980 CET). Guaranteed cost of insurance rates for Policies issued on a preferred basis are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for Policies issued on a substandard basis are based on appropriate percentage multiples of the 1980 CSO. These mortality tables are sex distinct. In addition, separate mortality tables will be used for standard and non-tobacco.

For Policies issued in Texas, guaranteed cost of insurance rates for Standard-Simplified issues ("Special Class-Simplified" in Texas) are based on 130% of the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO).

The rates for Policies issued on a simplified or preferred basis will not exceed the rates in the appropriate table. The cost of insurance rates per $1,000 of net amount at risk is less for Policies issued on a preferred basis as compared to a simplified basis.

The rate class of an Insured may affect the cost of insurance rate. The Company currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. The Company may also issue certain Policies on a "Simplified Issue" basis to certain categories of individuals. Due to the underwriting criteria established for Policies issued on a Simplified Issue basis, actual rates for healthy individuals will be higher than the current cost of insurance rates being charged under otherwise identical Policies that are issued on a preferred basis.

MONTHLY ADMINISTRATIVE CHARGE

The Company deducts a monthly Administrative Expense Charge to reimburse it for certain expenses related to maintenance of the Policies, accounting and record keeping, and periodic reporting to Policy Owners. This charge is designed only to reimburse the Company for certain actual administrative expenses. Currently, this charge is $5 per month. The Company does not expect to recover from this charge any amount in excess of aggregate maintenance expenses. The Company may at its sole discretion increase this charge. However, the Company guarantees that this charge will never exceed $7.50 per month.

DEDUCTIONS FROM THE SUB-ACCOUNTS

The Company assumes certain risks for guaranteeing the mortality and expense charges. The mortality risk assumed under the Policies is that the Insured may not live as long as expected. The expense risk assumed is that the actual expenses incurred in issuing and administering the Policies may be greater than expected. In addition, the Company assumes risks associated with the non-recovery of policy issue, underwriting and other administrative expenses due to Policies which lapse or are surrendered in the early Policy Years.


To compensate the Company for assuming these risks associated with the Policies, the Company deducts a daily Mortality and Expense Risk Charge from the assets of the Sub-Accounts. This charge is equivalent to an annual effective rate of 0.80% of the daily Net Asset Value of the Variable Account. To the extent that future levels of mortality and expenses are less than or equal to those expected, the Company may realize a profit from this charge. The Surrender Charge may be insufficient to recover certain expenses related to the sale of the Policies. Unrecovered expenses are borne by the Company's general assets which may include profits, if any, from Mortality and Expense Risk Charges (see "Surrender Charges").

The Company does not currently assess any charge for income taxes incurred by the Company as a result of the operations of the Sub-Accounts (see "Taxation of the Company"). The Company reserves the right to assess a charge for taxes against the Variable Account if the Company determines that taxes will be incurred.

EXPENSES OF THE VARIABLE ACCOUNT

Underlying Mutual Fund shares are purchased at Net Asset Value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each Underlying Mutual Fund's investment adviser for managing the Underlying Mutual Fund and selecting its portfolio of securities. Other Underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the Underlying Mutual Fund. The management fees and other expenses for each Underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the Underlying Mutual Fund's average assets, are as follows:

                                   ---------------------------------------------------------------
                                      MANAGEMENT FEES    OTHER EXPENSES  TOTAL PORTFOLIO EXPENSES
--------------------------------------------------------------------------------------------------
Van Kampen American Capital Life              0.50%            0.10%            0.60%
Investment Trust Asset Allocation
Portfolio*
--------------------------------------------------------------------------------------------------
Van Kampen American Capital Life              0.50%            0.10%            0.60%
Investment Trust Domestic Income
Portfolio*
--------------------------------------------------------------------------------------------------
Van Kampen American Capital Life              0.70%            0.15%            0.85%
Investment Trust  Emerging Growth
Portfolio*
--------------------------------------------------------------------------------------------------
Van Kampen American Capital Life              0.50%            0.10%            0.60%
Investment Trust Enterprise
Portfolio*
--------------------------------------------------------------------------------------------------
Van Kampen  American  Capital Life            1.00%            0.20%            1.20%
Investment  Trust  Global  Equity
Portfolio*
--------------------------------------------------------------------------------------------------
Van Kampen American Capital Life              0.50%            0.10%            0.60%
Investment Trust Government
Portfolio*
--------------------------------------------------------------------------------------------------
Van Kampen American  Capital Life             0.50%            0.10%            0.60%
Investment   Trust  Money   Market
Portfolio*
--------------------------------------------------------------------------------------------------
Van Kampen American Capital Life              1.00%            0.07%            1.07%
Investment Trust-Morgan Stanley
Real Estate Securities Portfolio
--------------------------------------------------------------------------------------------------

The Underlying Mutual Portfolio expenses shown above are assessed at the Underlying Mutual Fund level and are not direct charges against the Variable Account or reductions in Cash Value. These Underlying Mutual Fund expenses are taken into consideration in computing each Underlying Mutual Fund's Net Asset Value, which is the share price used to calculate the Variable Account's unit value. None of the above Underlying Mutual Funds are subject to 12b-1 fees. The information relating to the Underlying Mutual fund expenses was provided by the Underlying Mutual Fund and was not independently verified by the Company. Except as otherwise noted, the Management Fees and Other Expenses are not currently subject to fee waivers or expense reimbursements.

* The investment advisers for the indicated Underlying Mutual Funds have voluntarily agreed to reimburse a portion of the management fees and/or other expenses resulting in a reduction of total expenses. Absent any partial reimbursement, "Management Fees" and "Other Expenses" would have been 0.50% and 0.21% for Asset Allocation Portfolio, 0.50% and 0.55% for Domestic Income Portfolio, 0.70% and 1.44% for Emerging Growth Portfolio, 0.50% and 0.16% for Enterprise Portfolio, 1.00% and 5.78% for Global Equity Portfolio, 0.50% and 0.24% for Government Portfolio, and 0.50% and 0.48% for Money Market Portfolio.


                            HOW THE CASH VALUE VARIES

On any date during the Policy Year, the Cash Value equals the Cash Value on the preceding Valuation Date, plus any Net Premiums applied since the previous Valuation Date, minus any partial surrenders, plus or minus any investment results, and less any Policy Charges.

There is no guaranteed Cash Value. The Cash Value will vary with the investment experience of the Variable Account and/or the daily crediting of interest in the Fixed Account and Policy Loan Account depending on the allocation of Cash Value by the Policy Owner.

HOW THE INVESTMENT EXPERIENCE IS DETERMINED


The Cash Value in each Sub-Account is converted to Accumulation Units of that Sub-Account. The conversion is accomplished by dividing the amount of Cash Value allocated to a Sub-Account by the value of an Accumulation Unit for the Sub-Account of the Valuation Period during which the allocation occurs.

The value for any subsequent Valuation Period is determined by multiplying the Accumulation Unit value for each Sub-Account for the immediately preceding Valuation Period by the net investment factor for the Sub-Account during the subsequent Valuation Period. The value of an Accumulation Unit may increase or decrease from

Valuation Period to Valuation Period. The number of Accumulation Units will not change as a result of investment experience.


NET INVESTMENT FACTOR


The net investment factor for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result where:


          (a)  is the net of:


               (1) the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the end of the current Valuation Period; plus

               (2) the per share amount of any dividend or capital gain Distributions made by the Underlying Mutual Fund held in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period.

          (b) is the Net Asset Value per share of the Underlying Mutual Fund held in the Sub-Account determined at the immediately preceding Valuation Period.


          (c) is a factor representing the daily Mortality and Expense Risk Charge deducted from the Variable Account. Such factor is equal to an annual rate of .80% of the daily Net Asset Value of the Variable Account.


The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease. It should be noted that changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of Underlying Mutual Fund shares, because of the deduction for Mortality and Expense Risk Charge, and any charge or credit for tax reserves.


DETERMINING THE CASH VALUE


The Cash Value is the sum of the value of all Accumulation Units and amounts allocated and credited to the Fixed Account. The number of Accumulation Units credited to each Sub-Account are determined by dividing the net amount allocated to the Variable Account Sub-Account by the Accumulation Unit value for the Sub-Account for the Valuation Period during which the premium is received by the Company. If part or all of the Cash Value is surrendered or charges or deductions are made against the Cash Value, an appropriate number of Accumulation Units from the Variable Account and an appropriate amount from the Fixed Account will be deducted in the same proportion that the Policy Owner's interest in the Variable Account and the Fixed Account bears to the total Cash Value.


The Cash Value in the Fixed Account and the Policy Loan Account is credited with interest daily at an effective annual rate which the Company periodically declares. The annual effective rate will never be less than 4%. Upon request, the Company will inform the Policy Owner of the then applicable rates for each account.

VALUATION DATE AND VALUATION PERIOD


A Valuation Date is each day that the New York Stock Exchange and the Home Office are open for business or any other day during which there is sufficient degree of trading that the current Variable Account Contract Value might be materially affected. A Valuation Period is the period commencing at the close of business on the New York Stock Exchange and ending at the close of business for the next succeeding Valuation Date.


                        SURRENDERING THE POLICY FOR CASH

RIGHT TO SURRENDER


The Policy Owner may surrender the Policy in full at any time while the Insured is living and receive its Cash Surrender Value. The cancellation will be effective as of the date the Company receives a proper written request for cancellation and the Policy. The written request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank or a savings and loan, which is a member of the Federal Deposit Insurance Corporation or other eligible guarantor institution as defined by the federal securities laws and regulations. In some cases, the Company may require additional documentation of a customary nature.

CASH SURRENDER VALUE

The Cash Surrender Value increases or decreases daily to reflect the investment experience of the Variable Account and the daily crediting of interest in the Fixed Account and the Policy Loan Account. The Cash Surrender Value equals the Policy's Cash Value, next computed after the date the Company receives a proper written request for surrender and the Policy, minus any charges, Indebtedness or other deductions due on that date, which may also include a Surrender Charge.

PARTIAL SURRENDERS

After the Policy has been in force for 5 Policy Years, the Policy Owner may request a partial surrender. Partial surrenders will be permitted only if they satisfy the following requirements:

     1. the maximum partial surrender in any Policy Year is limited to 10% of the total premium payments;

     2.   the minimum partial surrender is $500; and

     3. after the partial surrender, the Policy continues to qualify as life insurance.


When a partial surrender is made, the Cash Value is reduced by the amount of the partial surrender. Under Death Benefit Option 1, the Specified Amount is reduced by the amount of the partial surrender, unless the death benefit is based on the applicable percentage of Cash Value. In such a case, a partial surrender will decrease the Specified Amount by the amount by which the partial surrender exceeds the difference between the death benefit and Specified Amount. Partial surrender amounts must be first deducted from the values in the Sub-Accounts. Partial surrenders will be deducted from the Fixed Account only to the extent that insufficient values are available in the Sub-Accounts.


Surrender charges will be waived for any partial surrenders which satisfy the above conditions. Certain partial surrenders may result in currently taxable income and tax penalties (see "Tax Matters").

MATURITY PROCEEDS

The Maturity Date is the Policy Anniversary on or next following the Insured's 95th birthday. The Maturity Proceeds will be payable to the Policy Owner on the Maturity Date provided the Policy is still in force. The Maturity Proceeds will be equal to the amount of the Policy's Cash Value, less any Indebtedness.

INCOME TAX WITHHOLDING

Federal law requires the Company to withhold income tax from any portion of surrender proceeds that is subject to tax, unless the Policy Owner advises the Company, in writing, of his or her request not to withhold.

If the Policy Owner requests that the Company not withhold taxes, or if the taxes withheld are insufficient, the Policy Owner may be liable for payment of an estimated tax. The Policy Owner should consult his or her tax advisor.

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following: (1) the value each year of the life insurance protection provided; (2) an amount equal to any employer-paid premiums; or (3) some or all of the amount by which the current value of the Policy exceeds the employer's interest in the Policy. Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisers, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

                                  POLICY LOANS

TAKING A POLICY LOAN

After the first Policy Year, the Policy Owner may take a Policy loan using the Policy as security. Maximum Policy Indebtedness is limited to 90% of the Cash Surrender Value less interest due on the next Policy Anniversary. Maximum Policy Indebtedness, in Texas, is limited to 90% of the Cash Surrender Value in the Sub-Accounts and 100% of the Cash Surrender Value in the Fixed Account less interest due on the next Policy Anniversary. The Company will not grant a loan for an amount less than $1,000 ($200 in Connecticut, $500 in New York). Should the Death Proceeds become payable, the Policy be surrendered, or the Policy mature while a loan is outstanding, the amount of Policy Indebtedness will be deducted from the death benefit, Cash Surrender Value or the maturity value, respectively.

Any request for a Policy loan must be in written form satisfactory to the Company. The request must be signed and, where permitted, the signature guaranteed by a member firm of the New York, American, Boston, Midwest,

Philadelphia or Pacific Stock Exchange; or by a commercial bank or a savings and loan which is a member of the Federal Deposit Insurance Corporation or other eligible guarantor institution as defined by the federal securities laws and regulations. Certain Policy loans may result in currently taxable income and tax penalties (see "Tax Matters").

EFFECT ON INVESTMENT PERFORMANCE


When a loan is made, an amount equal to the amount of the loan is transferred from the Variable Account to the Policy Loan Account. If the assets relating to a Policy are held in more than one Sub-Account, withdrawals from Sub-Accounts will be made in proportion to the assets in each Sub-Account at the time of the loan. Policy loans will be transferred from the Fixed Account only when insufficient amounts are available in the Sub-Accounts. The amount taken out of the Variable Account will not be affected by the Variable Account's investment experience while the loan is outstanding.


INTEREST

Amounts transferred to the Policy Loan Account will earn interest daily from the date of transfer.


Policy Loans will be currently credited interest daily at an annual effective rate of 5.1%. This rate is guaranteed never to be lower than 5.1%. The Company may change the current interest crediting rate on Policy loans at any time at its sole discretion. This earned interest is transferred from the Policy Loan Account to a Variable Account or the Fixed Account on each Policy Anniversary or at the time of loan repayment. It will be allocated according to the Underlying Mutual Fund allocation factors in effect at the time of the transfer.


The loan interest rate is 6% per year for all Policy loans. Interest is charged daily and is payable at the end of each Policy Year or at the time of loan repayment. Unpaid interest will be added to the existing Policy Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness.

Whenever the total Policy Indebtedness exceeds the Cash Value less any Surrender Charges, the Company will send a notice to the Policy Owner and the assignee, if any. The Policy will terminate without value 61 days after the mailing of the notice unless a sufficient repayment is made during that period. A repayment is sufficient if it is large enough to reduce the total Policy Indebtedness to an amount equal to the total Cash Value less any Surrender Charges plus an amount sufficient to continue the Policy in force for 3 months.

EFFECT ON DEATH BENEFIT AND CASH VALUE

A Policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Cash Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Cash Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

REPAYMENT

All or part of the Indebtedness may be repaid at any time while the Policy is in force during the Insured's lifetime. Any payment intended as a loan repayment, rather than a premium payment, must be identified as such. Loan repayments will be credited to the Variable Account Sub-Accounts and the Fixed Account in proportion to the Policy Owner's Fund allocation factors in effect at the time of the repayment. Each repayment may not be less than $1,000 ($50 in Connecticut and New York). The Company reserves the right to require that any loan repayments resulting from Policy loans transferred from the Fixed Account must be first allocated to the Fixed Account.

                          HOW THE DEATH BENEFIT VARIES

CALCULATION OF THE DEATH BENEFIT

At issue, the Policy Owner selects a desired Scheduled Premium level. The Scheduled Premium is used to determine the initial Specified Amount. Under death benefit option 1, the initial Specified Amount is determined by treating the Scheduled Premium as 20% of the Guideline Single Premium. Under Death Benefit Option 2, the initial Specified Amount is determined by treating the Scheduled Premium as the Guideline Level Premium. For either death benefit option, the initial Specified Amount will be set at a level such that payment of the Scheduled Premiums will not result in the Policy being classified as a modified endowment contract (see "Tax Matters"). The following tables illustrate the Initial Specified Amount that results from a $2,000 Scheduled Premium payment.

                                   MALE                                FEMALE
     ISSUE                     NON-TOBACCO                          NON-TOBACCO
      AGE                 OPTION 1      OPTION 2               OPTION 1      OPTION 2
      ---                 --------      --------               --------      --------

      30                  $85,779       $75,378                $99,541       $93,577

      35                  $68,165       $61,559                $79,212       $76,497

      40                  $54,111       $50,082                $63,070       $62,320

      45                  $43,165       $40,605                $50,599       $50,633

      50                  $34,675       $32,791                $40,824       $40,958

      55                  $28,136       $26,852                $33,171       $32,949

      60                  $23,176       $22,867                $27,141       $26,301

      65                  $19,474       $19,474                $22,369       $22,168

Generally, for a given Scheduled Premium, the initial Specified Amount is greater for non-tobacco than standard and females than males. The Specified Amount is shown in the Policy.

While the Policy is in force, the death benefit will never be less than the Specified Amount. The death benefit may vary with the Cash Value of the Policy, which depends on investment performance.

The Policy Owner may choose one of two death benefit options. Under Option 1, the death benefit will be the greater of the Specified Amount or the Applicable Percentage of Cash Value. Under Option 1, the amount of the death benefit will ordinarily not change for several years to reflect the investment performance and may not change at all. If investment performance is favorable the amount of death benefit may increase. To see how and when investment performance will begin to affect death benefits, please see the illustrations. Under Option 2, the death benefit will be the greater of the Specified Amount plus the Cash Value, or the Applicable Percentage of Cash Value and will vary directly with the investment performance.

The term "Applicable Percentage" means:

     1. 250% when the Insured is Attained Age 40 or less at the beginning of a Policy Year, and
     2. when the Insured is above Attained Age 40, the percentage shown in the "Applicable Percentage of Cash Value Table" shown in this provision.


                    APPLICABLE PERCENTAGE OF CASH VALUE TABLE


   ATTAINED       PERCENTAGE       ATTAINED       PERCENTAGE       ATTAINED      PERCENTAGE
      AGE        OF CASH VALUE       AGE        OF CASH VALUE        AGE        OF CASH VALUE
      ---        -------------       ---        -------------        ---        -------------


     0-40            250%             60             130%             80            105%

      41             243%             61             128%             81            105%

      42             236%             62             126%             82            105%

      43             229%             63             124%             83            105%

      44             222%             64             122%             84            105%

      45             215%             65             120%             85            105%

      46             209%             66             119%             86            105%

      47             203%             67             118%             87            105%

      48             197%             68             117%             88            105%

      49             191%             69             116%             89            105%

      50             185%             70             115%             90            105%

      51             178%             71             113%             91            104%

   ATTAINED       PERCENTAGE       ATTAINED       PERCENTAGE       ATTAINED      PERCENTAGE
      AGE        OF CASH VALUE       AGE        OF CASH VALUE        AGE        OF CASH VALUE
      ---        -------------       ---        -------------        ---        -------------


      52             171%             72             111%             92            103%

      53             164%             73             109%             93            102%

      54             157%             74             107%             94            101%

      55             150%             75             105%             95            100%

      56             146%             76             105%

      57             142%             77             105%

      58             138%             78             105%

      59             134%             79             105%

PROCEEDS PAYABLE ON DEATH

The actual Death Proceeds payable on the Insured's death will be the death benefit as described above less any Policy Indebtedness and less any unpaid Policy Charges. Under certain circumstances, the Death Proceeds may be adjusted (see "Incontestability", "Error in Age or Sex", and "Suicide").

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The Policy Owner may exchange the Policy for a flexible premium adjustable life insurance policy offered by the Company on the Policy Date. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Policy Date. No evidence of insurability will be required.

The policy owner and Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The new policy will have a death benefit on the exchange date not more than the death benefit of the original Policy immediately prior to the exchange date. The new policy will have the same policy date and issue age as the original Policy. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any Indebtedness may be transferred to the new policy.

The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding (see "Income Tax Withholding").

                          CHANGES OF INVESTMENT POLICY


The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which may disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable Nationwide General Account life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of the change to make this conversion. The Company will not require evidence of insurability for this conversion.

The new Policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of the conversion.


                                  GRACE PERIOD

FIRST FIVE POLICY YEARS

This Policy will not lapse during the first five Policy Years provided that on each Monthly Anniversary Day (1) is greater than or equal to (2) where:

     (1) is the sum of all premiums paid to date minus any Policy Indebtedness; and

     (2) is the sum of Monthly Minimum Premiums since the Policy Date including the Monthly Minimum Premium for the current Monthly Anniversary Day.

If (1) is less than (2), a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to satisfy the Minimum Premium requirement. If sufficient premium is not paid by the end of the Grace Period, the Policy will lapse. The Policy will be terminated with the return of any available Cash Surrender Value. The Cash Surrender Value will be calculated as of the beginning of the Grace Period. The Policy Owner may also elect in writing to have the Policy placed on Extended Term Insurance.

POLICY YEARS SIX AND AFTER

If the Cash Surrender Value on a Monthly Anniversary Day is not sufficient to cover the current monthly deduction for insurance costs, administrative expenses and other benefits, a Grace Period of 61 days from the Monthly Anniversary Day will be allowed for the payment of sufficient premium to cover the current monthly deduction plus an amount equal to three times the current monthly deduction.

ALL POLICY YEARS

The Company will send such a notice at the start of the Grace Period to the Policy Owner's last known address. If the Insured dies during the Grace Period, the Company will pay the Death Proceeds.

                                  REINSTATEMENT

If the Grace Period ends and the Policy Owner has neither paid the required premium nor surrendered the Policy for its Cash Surrender Value, the Policy Owner may reinstate the Policy by:

     1. submitting a written request at any time within 3 years after the end of the Grace Period and prior to the Maturity Date;

     2.   providing evidence of insurability satisfactory to the Company;

     3. paying sufficient premium to cover all Policy Charges that were due and unpaid during the Grace Period;

     4. paying sufficient premium to keep the Policy in force for 3 months from the date of reinstatement; and

     5. paying or reinstating any Indebtedness against the Policy which existed at the end of the Grace Period.

The effective date of a reinstated Policy will be the Monthly Anniversary Day on or next following the date the application for reinstatement is approved by the Company. If the Policy is reinstated, the Cash Value on the date of reinstatement, but prior to applying any premiums or loan repayments received, will be set equal to the lesser of:

     (1)  the Cash Value at the end of the Grace Period; or
     (2) the Surrender Charge for the Policy Year in which the Policy was reinstated.

Unless the Policy Owner has provided otherwise, all amounts will be allocated based on the Underlying Mutual Fund allocation factors in effect at the start of the Grace Period.

                            THE FIXED ACCOUNT OPTION

A Policy Owner may elect to allocate or transfer all or part of the Cash Value to the Fixed Account and the amount allocated or transferred becomes part of the Company's General Account. The Company's General Account consists of all assets of the Company other than those in the Variable Account and in other separate accounts that have been or may be established by the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account, and Policy Owners do not share in the investment experience of those assets.


Under exemptive and exclusionary provisions, interests in the Company's General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment Company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and the Company has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account option. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


The Company guarantees that the part of the Cash Value invested under the Fixed Account option will accrue interest daily at an effective annual rate that the Company declares periodically. The Fixed Account crediting rate will not be less than an effective annual rate of 4%. Upon request the Company will inform a Policy Owner of the then applicable rate. The Company is not obligated to credit interest at a higher rate.

                     CHANGES IN EXISTING INSURANCE COVERAGE

The Policy Owner may request certain changes in the insurance coverage under the Policy. Any request must be in writing and received at the Home Office. No change will take effect unless the Cash Surrender Value, after the change, is sufficient to keep the Policy in force for at least 3 months.

SPECIFIED AMOUNT INCREASES

After the fifth Policy Year, the Policy Owner may request an increase to the Specified Amount. Any increase will be subject to the following conditions:

     (1)  the request must be applied for in writing;

     (2)  satisfactory evidence of insurability must be provided;

     (3)  the increase must be for a minimum of $10,000;

     (4) the Cash Surrender Value is sufficient to continue the Policy in force for at least 3 months; and

     (5)  age limits are the same as a new issue.

Any approved increase will have an effective date of the Monthly Anniversary Day on or next following the date the Company approves the supplemental application. The Company reserves the right to limit the number of Specified Amount increases to one each Policy Year.

SPECIFIED AMOUNT DECREASES

After the fifth Policy Year, the Policy Owner may also request a decrease to the Specified Amount. Any approved decrease will be effective on the Monthly Anniversary Day on or next following the date the Company receives the request. Any decrease will reduce insurance in the following order:

     (1)  against insurance provided by the most recent increase;

     (2)  against the next most recent increases successively; and

     (3)  against insurance provided under the original application.

The Company reserves the right to limit the number of Specified Amount decreases to one each Policy Year. The Company will refuse a request for a decrease which would:

     (1)  reduce the Specified Amount to less than $10,000; or

     (2)  disqualify the Policy as a contract for life insurance.

CHANGES IN THE DEATH BENEFIT OPTION

After the fifth Policy Year, the Policy Owner may change the death benefit option under the Policy. If the change is from Option 1 to Option 2, the Specified Amount will be decreased by the amount of the Cash Value. If the change is from Option 2 to Option 1, the Specified Amount will be increased by the amount of the Cash Value. The Company reserves the right to require evidence of insurability for either change (from Option 1 to Option 2 only in New York). The effective date of the change will be the Monthly Anniversary Date on or next following the date the Company approves the request for change. Only one change of option is permitted per Policy Year. A change in death benefit option will not be permitted if it results in the total premiums paid exceeding the then current maximum premium limitations prescribed by the IRS to qualify the Policy as a life insurance contract.


                            OTHER POLICY PROVISIONS

POLICY OWNER

While the Insured is living, all rights in this Policy are vested in the Policy Owner named on the application or as subsequently changed, subject to assignment, if any.

The Policy Owner may name a contingent Policy Owner or a new Policy Owner while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Company's Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.


If the Policy Owner is other than the Insured and names no contingent Policy Owner, and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

BENEFICIARY


The Beneficiary(ies) will be as named in the application or as subsequently changed, subject to assignment, if any.


The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Home Office. Once recorded, the change will be effective when signed. The change will not affect any payment made or action taken by the Company before it was recorded.

If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the Death Proceeds shall be paid to the Policy Owner or the Policy Owner's estate.

ASSIGNMENT


While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded at the Home Office. Any assignment will not affect any payments made or actions taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any Indebtedness owed to the Company before it was recorded.


INCONTESTABILITY

The Company will not contest payment of the Death Proceeds based on the initial Specified Amount after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the Death Proceeds based on an increase after it has been in force during the Insured's lifetime for 2 years from its effective date.

ERROR IN AGE OR SEX

If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the death benefit will be (1) multiplied by (2) and then the result added to (3), where:

     (1) is the amount of the death benefit at the time of the Insured's death reduced by the amount of the Cash Value at the time of the Insured's death;

     (2) is the ratio of the monthly cost of insurance applied in the policy month of death and the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

     (3)  is the Cash Value at the time of the Insured's death.

SUICIDE


If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, the Company will pay no more than the sum of the premiums paid, less any Indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than the amount paid for the additional benefit.


NONPARTICIPATING POLICIES

These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

                              LEGAL CONSIDERATIONS

On July 6, 1983, the U.S. Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that certain annuity benefits provided by employers' retirement and fringe benefit programs may not vary between men and women on the basis of sex. This decision applies only to benefits derived from contributions made on or after August 1, 1983. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and thus the Policies provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of NORRIS on any employment related insurance or benefit program before purchasing this Policy.

                          DISTRIBUTION OF THE POLICIES


The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Agents will be registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the General Distributor, Van Kampen American Capital Distributors, Inc..


Gross first year commissions paid by the Company on the sale of these Policies plus fees for marketing services provided by the General Distributor are not more than 26% of the Scheduled Premium plus 5% of any excess premium payments. Gross renewal commissions paid by the Company will not exceed 5% of actual premium payments.

                               CUSTODIAN OF ASSETS

The Company serves as the Custodian of the assets of the Variable Account.

                                   TAX MATTERS

POLICY PROCEEDS

Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Proceeds payable under a Policy are excludable from gross income of the beneficiary under Section 101 of the Code.


Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums (see "Information about the Policies"). The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in a manner similar to the way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of distributions unless the Policy Owner is over age 59 1/2 or disabled (as defined by the Code).


It may not be advantageous to replace existing insurance with Policies described in this prospectus. It may also be disadvantageous to purchase a policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.


The Policies offered by this prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the policy's non-modified endowment status is in jeopardy. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Policy Owner pursuant to Section 7702 (f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the policy. Under certain conditions, a policy may become a modified endowment as a result of a material change or a reduction in benefits as defined by Section 7702A (c) of the Code.

In addition to meeting the tests required under Sections 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations under 817(h) provide that a variable life insurance policy which does not satisfy the diversification standards will not be treated as life insurance unless the failure to satisfy the regulations was inadvertent, the failure is corrected, and the Policy Owner or the Company pays an amount to the IRS. The amount will be based on the tax that would have been paid by the Policy Owner if the income, for the period the policy was not diversified, had been received by the Policy Owner. If the failure to diversify is not corrected in this manner, the Policy Owner will be deemed the owner of the underlying securities and taxed on the earnings of his or her account.


Should the Secretary of the Treasury issue additional rules or regulations limiting the number of Underlying Mutual Funds, transfers between Underlying Mutual Funds, exchanges of Underlying Mutual Funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

A total surrender or cancellation of the Policy by lapse may have adverse tax consequences depending on the circumstances.

WITHHOLDING

Distributions of income from modified endowment contracts are subject to federal income tax withholding; however, the recipient may elect not to have the withholding taken from the distribution. A distribution of income from a modified endowment contract may be subject to mandatory back-up withholding which cannot be waiver. The mandatory back-up withholding rate is 31% of the income that is distributed and will arise if no taxpayer identification number is provided to the Company, or if the IRS notifies the Company that back-up withholding is required.


FEDERAL ESTATE AND GENERATION - SKIPPING TRANSFER TAXES


The federal estate tax is integrated with the federal gift tax under a unified tax rate schedule. In general, in 1998, an estate of less than $625,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes, for certain amounts that pass to the surviving spouse.


When the Insured dies, the death benefit will generally be included in the Insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the owner of a policy, such as the right to borrow on the policy, or the right to name a new beneficiary.


If the Policy Owner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, the transfer may be subject to a federal gift tax. In addition, if a Policy Owner transfers the Policy to someone two or more generations younger than the Policy Owner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"), the taxable amount being the value of the policy.

Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the Death Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations recently promulgated by the IRS, the Company may be required to withhold a portion of the Death Proceeds and pay them directly to the IRS as the GSTT liability.


The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax rate is a flat rate equal to the maximum estate tax rate (currently 55%), and there is a provision for an aggregate $1 million exemption. Due to the complexity of these rules, the Policy Owner should consult with their counsel or other competent advisors regarding these taxes.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.

NON-RESIDENT ALIENS


Predeath distributions from Modified Endowment Contracts to nonresident aliens
(NRAs) are generally subject to federal income tax and tax withholding, at a statutory rate of thirty percent (30%) of the amount of income that is distributed. The Company is required to withhold such amount from the distribution and remit it to the IRS. Distributions to certain NRAs may be subject to lower, or in certain instances zero, tax and withholding rates, if the United States has entered into an applicable treaty. However, in order to obtain the benefits of such treaty provisions, the NRA must give to the Company sufficient proof of his or her residency and citizenship in the form and manner prescribed by the IRS. In addition, for any distribution made after December 31, 1997, the NRA must obtain an Individual Taxpayer Identification Number from the IRS, and furnish that number to the Company prior to the distribution. If the Company does not have the proper proof of citizenship or residency and (for distributions after December 31, 1997) a proper Individual Taxpayer Identification Number prior to any distribution, the Company will be required to withhold 30% of the income, regardless of any treaty provision.

A payment may not be subject to withholding where the recipient sufficiently establishes to the Company that the payment is effectively connected to the recipient's conduct of a trade or business in the United States and that the payment is includable in the recipient's gross income for United States federal income tax purposes. Any distributions may be subject to back-up withholding at the statutory rate (currently 31%) if no taxpayer identification number, or an incorrect taxpayer identification number, is provided.


TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of

Accumulation Units. As a result, investment income and realized capital gains are automatically applied to increase reserves under the Policies.

The Company does not initially expect to incur any federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis taxes may be incurred, it reserves the right to assess a charge for taxes against the Variable Account.

The Company may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for taxes may be made.

TAX CHANGES


The foregoing discussion, which is based on the Company's understanding of federal tax laws as they are currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the Policies. It is reasonable to believe that such proposals may be enacted into law. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be in variance with its current positions on these matters. In addition, state law (which is not discussed herein) may affect the tax consequences of the Policy.



If the Policy Owner, Insured, or Beneficiary or other person receiving any benefit or interest in or from the Policy is not both a resident or citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the Policy, the Death Benefit, or other distributions under the Policy. If there is currently a treaty that provides favorable treatment for distributions from the Policy and/or ownership of the Policy, that treaty may be amended and all or part of the favorable treatment may be eliminated.


Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a Policy may be changed retroactively. There is no way of predicting whether, when, and to what extent any change may take place. No representation is made as to the likelihood of the continuation of these current laws, interpretations, and policies.

THE FOREGOING IS A GENERAL EXPLANATION AS TO CERTAIN TAX MATTERS PERTAINING TO INSURANCE CONTRACTS. IT IS NOT INTENDED TO BE LEGAL OR TAX ADVICE, AND SHOULD NOT TAKE THE PLACE OF YOUR INDEPENDENT LEGAL, TAX AND/OR FINANCIAL ADVISOR.

                                   THE COMPANY

The life insurance business, which includes product lines in health insurance and annuities, is the only business in which the Company is engaged.

The Company markets its Policies through independent insurance brokers, general agents, and registered representatives of registered NASD broker/dealer firms.


The Company serves as depositor for Nationwide Variable Account, Nationwide Variable Account-II, Nationwide Variable Account-3, Nationwide Variable Account-4, Nationwide Variable Account-5, Nationwide Variable Account-6, Nationwide Fidelity Advisor Variable Account, Nationwide Variable Account-8, Nationwide Variable Account-9, MFS Variable Account, Nationwide Multi-Flex Variable Account, Nationwide VLI Separate Account, Nationwide VLI Separate Account-2, Nationwide VLI Separate Account-3, Nationwide VLI Separate Account-4, NACO Variable Account, Nationwide DC Variable Account, and Nationwide DCVA-II, each of which is a registered investment company, and each of which is a separate investment account of the Company.


The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted.

The Company operates in the highly competitive field of life insurance. There are approximately 2,300 stock, mutual and other types of insurers in the life insurance business in the United States, and a large number of them compete with the registrant in the sale of insurance policies.

As is customary in insurance company groups, employees are shared with the other insurance companies in the group. In addition to its direct salaried employees, the Company shares employees with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
The Company does not presently own or lease any materially important physical properties when its property holdings are viewed in relation to its total assets. The Company shares its Home Office, other facilities and equipment with Nationwide Mutual Insurance Company.

                               COMPANY MANAGEMENT

Nationwide Life and Annuity Insurance Company, together with Nationwide Mutual Insurance Company, Nationwide Mutual Fire Insurance Company, Nationwide Indemnity Company, Nationwide Life Insurance Company, Nationwide Property and Casualty Insurance Company, National Casualty Company, Scottsdale Indemnity Company and Nationwide General Insurance Company and their affiliated companies comprise the Nationwide Insurance Enterprise.

The companies comprising the Nationwide Insurance Enterprise have substantially common boards of directors and officers. Nationwide Financial Services, Inc. is the sole shareholder of Nationwide Life.



 DIRECTORS OF THE DEPOSITOR NAME   POSITIONS AND OFFICERS WITH                  PRINCIPAL OCCUPATION
 -------------------------------   ---------------------------                  --------------------
 AND PRINCIPAL BUSINESS ADDRESS           DEPOSITOR
 ------------------------------           ---------

Lewis J. Alphin                         Director                           Farm Owner and Operator (1)
519 Bethel Church Road
Mount Olive, NC 28365

A. I. Bell                              Director                           Farm Owner and Operator (1)
4121 North River Road West
Zanesville, OH 43701

Keith W. Eckel                          Director                           Partner, Fred W. Eckel Sons;
1647 Falls Road                                                            President, Eckel Farms, Inc. (1)
Clarks Summit, PA 18411

Willard J. Engel                        Director                           Retired General Manager, Lyon County
301 East Marshall Street                                                   Co-operative Oil Company (1)
Marshall, MN 44691

Fred C. Finney                          Director                           Owner and Operator, Moreland Fruit
1558 West Moreland Road                                                    Farm; Operator, Melrose Orchard (1)
Wooster, OH 44691

Charles L. Fuellgraf, Jr.               Director                           Chief Executive Officer, Fuellgraf
600 South Washington Street                                                Electric Company (1)
Butler, PA 16001

Joseph J. Gasper              President and Chief                          President and Chief Operating Officer,
One Nationwide Plaza          Operating Officer                            Nationwide Life Insurance Company and
Columbus, OH 43215            and Director                                 Nationwide Life and Annuity Insurance
                                                                           Company (2)

Dimon R. McFerson             Chairman and Chief Executive                 Chairman and Chief Executive
One Nationwide Plaza          Officer-Nationwide Insurance                 Enterprise  Officer-Nationwide Insurance
Columbus, OH 43215            and Director                                 Enterprise (2)

David O. Miller               Chairman of the Board                        President, Owen Potato Farm, Inc.;
115 Sprague Drive             and Director                                 Partner, M&M Enterprises (1)
Hebron, OH 43025

Yvonne L. Montgomery                    Director                           Senior Vice President-General Manager
Suite 1600                                                                 Southern Customer Operations for U.S.
2859 Paces Ferry Road                                                      Customer Operations, Xerox Corporation
Atlanta, GA 30339                                                          (2)

C. Ray Noecker                          Director                           Owner and Operator, Noecker Farms (1)
2770 Winchester Southern S.
Ashville, OH 43103


 DIRECTORS OF THE DEPOSITOR NAME   POSITIONS AND OFFICERS WITH                  PRINCIPAL OCCUPATION
 -------------------------------   ---------------------------                  --------------------
 AND PRINCIPAL BUSINESS ADDRESS           DEPOSITOR
 ------------------------------           ---------

James F. Patterson                      Director                           Vice President, Pattersons, Inc.;
8765 Mulberry Road                                                         President, Patterson Farms, Inc. (1)
Chesterland, OH 44026

Arden L. Shisler                        Director                           President and Chief Executive Officer,
1356 North Wenger Road                                                     K&B Transport, Inc. (1)
Dalton, OH 44618

Robert L. Stewart                       Director                           Owner and Operator Sunnydale Farms and
88740 Fairview Road                                                        Mining (1)
Jewett, OH 43986

Nancy C. Thomas                         Director                           Farm Owner and Operator, Da-Ma-Lor
10835 Georgetown Street NE                                                 Farms (1)
Louisville, OH 44641

Harold W. Weihl                         Director                           Farm Owner and Operator, Weihl Farms
14282 King Road                                                            (1)
Bowling Green, OH 43402

1) Principal Occupation for last 5 years

2) Prior to assuming this current position, held other executive management positions with the same or affiliated companies.


Each of the directors is a director of the other major insurance affiliates of the Nationwide Insurance Enterprise, except Mr. Gasper who is a director only of the Company and Nationwide Life and Annuity Insurance Company. Messrs. McFerson and Gasper are directors of Nationwide Advisory Services, Inc., a registered broker-dealer.


Messrs. McFerson, Miller, Patterson, Shisler and Fuellgraf are directors of Nationwide Financial Services, Inc. Messrs. Fuellgraf, McFerson, Ms. Thomas and Mr. Weihl are trustees of Nationwide Investing Foundation and Nationwide Investing Foundation III registered investment companies. Messrs. Gasper and Woodward are trustees of Nationwide Separate Account Trust and Nationwide Asset Allocation Trust registered investment companies. Mr. McFerson is trustee of Financial Horizons Investment Trust and Nationwide Investing Foundation II, registered investment companies. Mr. Engel is a director of Western Cooperative Transport.

EXECUTIVE OFFICERS OF THE COMPANY

            OFFICERS OF THE DEPOSITOR                                 OFFICES OF THE DEPOSITOR
       NAME AND PRINCIPAL BUSINESS ADDRESS

Robert A. Oakley                                  Executive Vice President-Chief Financial Officer
One Nationwide Plaza
Columbus, OH 43215

Robert J. Woodward, Jr.                           Executive Vice President-Chief Investment Officer
One Nationwide Plaza
Columbus, OH 43215

W. Sidney Druen                                   Senior Vice President and General Counsel and Assistant
One Nationwide Plaza                              Secretary
Columbus, OH 43215

Harvey S. Galloway, Jr.                           Senior Vice President and Chief Actuary, Health and Annuities
One Nationwide Plaza
Columbus, OH 43215

Richard A. Karas                                  Senior Vice President - Sales and Financial Services
One Nationwide Plaza
Columbus, OH 43215

Susan A. Wolken                                   Senior Vice President - Life Company Operations
One Nationwide Plaza
Columbus, OH 43215

Matthew S. Easley                                 Vice President-Life Marketing and Administrative Services
One Nationwide Plaza
Columbus, OH 43215

            OFFICERS OF THE DEPOSITOR                                 OFFICES OF THE DEPOSITOR
       NAME AND PRINCIPAL BUSINESS ADDRESS


Timothy E. Murphy                                 Vice President-Strategic Marketing
One Nationwide Plaza
Columbus, OH 43215

R. Dennis Noice                                   Vice President Retail Operations
One Nationwide Plaza
Columbus, OH 43215

Joseph P. Rath                                    Vice President-Product and Market Compliance
One Nationwide Plaza
Columbus, OH 43215


                      OTHER CONTRACTS ISSUED BY THE COMPANY

The Company does presently and will, from time to time, offer variable contracts and policies with benefits which vary in accordance with the investment experience of a separate account of the Company.


                                STATE REGULATION

The Company is subject to the laws of Ohio governing insurance companies and to regulation by the Ohio Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                            REPORTS TO POLICY OWNERS


The Company will mail to the Policy Owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the Cash Value, and Cash Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account and any Policy Indebtedness.

Policy Owners will also be sent annual and semi-annual reports containing financial statements for the Variable Account as required by the 1940 Act.
In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in death benefit option, changes in future premium allocation, transfers among Sub-Accounts, premium payments, loans, loan repayments, reinstatement and termination.


                                   ADVERTISING

The Company is ranked and rated by independent financial rating services, among which are Moody's, Standard & Poor's and A.M. Best Company . The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts . Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs based on selected tax brackets or discussions of alternative investment vehicles and general economic conditions.


                           YEAR 2000 COMPLIANCE ISSUES

The Company has developed a plan to address issues related to the year 2000. The problem relates to many existing computer programs using only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the Year 2000. The Company has been evaluating its exposure to the Year 2000 issue through a review of all of its operating systems as well as dependencies on the systems of other users since 1996. The Company expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of 1998. Compliance testing will be completed in the first quarter of 1999. The Company charges all costs associated with these system changes as the costs are incurred.

Operating expenses in 1997 including approximately $45 million on technology projects, which includes costs related to Year 2000 and the development of a new policy administration system for traditional life insurance products and other system enhancements. The Company anticipates spending a comparable amount in 1998 on technology projects, including Year 2000 initiatives. These expenses do not have an effect on the assets of the Variable Account and are not charged through to the Contract Owner.


                                LEGAL PROCEEDINGS


The Company is a party to litigation and arbitration proceedings in the ordinary course of its business, none of which is expected to have a material adverse effect on the Company.


The General Distributor, Van Kampen American Capital Distributors, Inc., is not engaged in any material litigation of any nature.


In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits, relating to life insurance pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements. In February, 1997, Nationwide Life was named as a defendant in a lawsuit filed in New York Supreme Court related to the sale of whole life policies on a "vanishing premium" basis (John H. Snyder v. Nationwide, Nationwide Life Insurance Co.). The plaintiff in such lawsuit seeks to represent a national class of Nationwide Life policyholders and claims unspecified compensatory and punitive damages. This lawsuit has not been certified as a class action. In April 1997 a motion to dismiss the Snyder complaint in its entirety was filed by the defendants, and the plaintiff has opposed such motion.

In November 1997, two plaintiffs, one who was the owner of a variable life insurance contract and another who was the owner of a variable annuity contract, commenced an action against Nationwide life Insurance Company and the American Century group of defendants (Robert Young and David D. Distad v. Nationwide Life Insurance Company et al.). In this action, plaintiffs seek to represent a class of variable insurance contract owner and variable annuity contract owners whom they claim were allegedly misled when purchasing these variable contracts into believing that some portion of their premiums were invested in a publicly traded mutual fund when, in fact, the premium monies were invested in a mutual fund whose shares may only be purchased by insurance companies. The complaint seeks unspecified compensatory, treble and punitive damages. In January 1998, both Nationwide Life Insurance Company and American Century filed motions to dismiss the entire complaint. Plaintiffs counsel have opposed these motions and the federal court in Texas heard arguments on the motions to dismiss in April, 1998. This lawsuit is in an early stage and has not been certified as a class action. Nationwide Life Insurance Company intends to defend this case vigorously.

There can be no assurance that any litigation relating to pricing and sales practices will not have a material adverse effect on the Company in the future.


                                     EXPERTS


The audited financial statements and schedules have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.


                             REGISTRATION STATEMENT


A Registration Statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                                 LEGAL OPINIONS


Legal matters in connection with the Policies described herein are being passed upon by Druen, Dietrich, Reynolds & Koogler, One Nationwide Plaza, Columbus, Ohio 43215. All the members of such firm are employed by the Nationwide Mutual Insurance Company.

                                   APPENDIX 1

                                 ILLUSTRATION OF
                                SURRENDER CHARGES

Example 1: A female non-tobacco, age 45, purchases a Policy with a Scheduled Premium of $2,000 yielding a Specified Amount of $50,599. She now wishes to surrender the Policy during the first Policy year. By using the initial surrender charge table reproduced below, (also see "Surrender Charges") the total surrender charge per thousand multiplied by the Specified Amount expressed in thousands equals the total surrender charge of $514.09 ($10.160 x 50.599 = $514.09).

Example 2: A male non-tobacco, age 35, purchases a Policy with a Scheduled Premium of $2,000 yielding a Specified Amount of $68,165. He now wants to surrender the Policy in the sixth Policy Year. The total initial surrender value is calculated using the method illustrated above. (Specified Amount in thousands $68.165 x 7.260 = 494.88 total first year surrender charge). Because the fifth Policy Year has been completed, the total initial surrender charge is reduced by multiplying it by the applicable percentage factor from the "Reductions to Surrender Charges" table below (also see "Reductions to Surrender Charges"). In this case, $494.88 x 85% = $420.65.

Initial Surrender Charge per $1,000 of initial Specified Amount:

------------------------------------------------------------------------------------------------------------------
        ISSUE                  MALE                 FEMALE                  MALE                  FEMALE
         AGE               NON-TOBACCO            NON-TOBACCO             STANDARD               STANDARD
------------------------------------------------------------------------------------------------------------------
          25                   $5.878                $5.537                 $6.680                 $5.945
------------------------------------------------------------------------------------------------------------------
          35                    7.260                 6.712                  8.559                  7.373
------------------------------------------------------------------------------------------------------------------
          45                   11.159                10.160                 13.244                 11.151
------------------------------------------------------------------------------------------------------------------
          55                   15.275                13.375                 18.373                 14.686
------------------------------------------------------------------------------------------------------------------
          65                   23.821                20.553                 27.943                 22.165
------------------------------------------------------------------------------------------------------------------

Reductions to Surrender Charges.

------------------------------------------------------------------------------------------------
                           SURRENDER CHARGE                               SURRENDER CHARGE
      COMPLETED           AS A % OF INITIAL           COMPLETED          AS A % OF INITIAL
     POLICY YEARS         SURRENDER CHARGES         POLICY YEARS         SURRENDER CHARGES
------------------------------------------------------------------------------------------------
          0                      100%                     5                     85%
------------------------------------------------------------------------------------------------
          1                      100%                     6                     80%
------------------------------------------------------------------------------------------------
          2                      100%                     7                     75%
------------------------------------------------------------------------------------------------
          3                       95%                     8                     50%
------------------------------------------------------------------------------------------------
          4                       90%                     9+                      0%
------------------------------------------------------------------------------------------------

The current Surrender Charges are the same for all states. However, in Pennsylvania the guaranteed maximum Surrender Charges are 8% higher than those shown on pages 7, 14, and 32. In addition, the guaranteed maximum Surrender Charge in subsequent years in Pennsylvania are reduced in the following manner:

   COMPLETED      SURRENDER CHARGE       COMPLETED      SURRENDER CHARGE        COMPLETED      SURRENDER CHARGE
    POLICY        AS A % OF INITIAL     POLICY YEARS    AS A % OF INITIAL      POLICY YEARS    AS A % OF INITIAL
     YEARS        SURRENDER CHARGES                     SURRENDER CHARGES                      SURRENDER CHARGES

       0                100%                 5                 83%                  10                46%
       1                 98%                 6                 75%                  11                37%
       2                 95%                 7                 70%                  12                28%
       3                 92%                 8                 65%                  13                14%
       4                 88%                 9                 55%                  14+                0%

The illustrations of current values on pages 33-53 are the same for Pennsylvania. However, the guaranteed maximum Surrender Charges are slightly higher in Pennsylvania. If this contract is issued in Pennsylvania, please contact the Home Office for an illustration.

The Company has no plans to change the current Surrender Charges.

                                   APPENDIX 2

                          ILLUSTRATIONS OF CASH VALUES
                              CASH SURRENDER VALUES
                               AND DEATH BENEFITS

The illustrations in this prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Cash Values, Cash Surrender Values and death benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6% or 12% over a period of years, but fluctuates above or below those averages for individual years, the Cash Values, Cash Surrender Values and death benefits may be different. For hypothetical returns of 0% and 6%, the illustrations also illustrate when the Policies would go into default, at which time additional premium payments would be required to continue the Policy in force. The illustrations also assume there is no Policy debt, no additional premium payments are made, no Cash Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or death benefit option.

The amounts shown for the Cash Value, Cash Surrender Value and death benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross return. This is due to the daily charges made against the assets of the Sub-Accounts for assuming Mortality and Expense Risks. The Mortality and Expense Risk Charges are equivalent to an annual effective rate of .80% of the daily Net Asset Value of the Variable Account. In addition, the net investment returns also reflect the deduction of Underlying Mutual Fund investment advisory fees and other expenses which are equivalent to an annual effective rate of 0.80 % of the daily Net Asset Value of the Variable Account.

Considering current charges for Mortality and Expense Risks, and Underlying Mutual Fund expenses, gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.60%, 4.40% and 10.40%.

The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current cost of insurance charges and guaranteed values reflect the maximum cost of insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard (including non-tobacco). Policies issued on a substandard basis would result in lower Cash Values and death benefits than those illustrated.

In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy month. This monthly administrative expense charge is currently $5 and is guaranteed not to exceed $7.50. The illustrations also reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account. If such a charge is made in the future, it will require a higher gross investment return than illustrated in order to produce the net after-tax returns shown in the illustrations.

Upon request, the Company will furnish a comparable illustration based on the proposed Insured's age, sex, smoking classification, rating classification and premium payment requested.

                                                  DEATH BENEFIT OPTION 1
                                     $2,000 ANNUAL PREMIUM: $43,165 SPECIFIED AMOUNT
                                       MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       2,100       1,669      1,187       43,165      1,774      1,293        43,165        1,880        1,398       43,165
       2       4,305       3,309      2,827       43,165      3,623      3,142        43,165        3,950        3,469       43,165
       3       6,620       4,920      4,438       43,165      5,550      5,068        43,165        6,231        5,749       43,165
       4       9,051       6,503      6,046       43,165      7,559      7,101        43,165        8,746        8,288       43,165
       5      11,604       8,056      7,623       43,165      9,652      9,218        43,165       11,518       11,084       43,165
       6      12,184       7,723      7,314       43,165      9,865      9,455        43,165       12,495       12,086       43,165
       7      12,793       7,382      6,997       43,165     10,076      9,691        43,165       13,566       13,181       43,165
       8      13,433       7,032      6,670       43,165     10,285      9,924        43,165       14,741       14,379       43,165
       9      14,105       6,672      6,431       43,165     10,492     10,252        43,165       16,031       15,790       43,165
      10      14,810       6,299      6,299       43,165     10,694     10,694        43,165       17,448       17,448       43,165
      15      18,901       4,212      4,212       43,165     11,602     11,602        43,165       27,019       27,019       43,165
      20      24,124       1,479      1,479       43,165     12,112     12,112        43,165       42,818       42,818       52,238
      25      30,788         (*)        (*)          (*)     11,629     11,629        43,165       68,225       68,225       79,141
      30      39,295         (*)        (*)          (*)      8,751      8,751        43,165      108,941      108,941      116,567
      35      50,151         (*)        (*)          (*)        407        407        43,165      174,797      174,797      183,537

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                     $2,000 ANNUAL PREMIUM: $43,165 SPECIFIED AMOUNT
                                       MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       2,100       1,576      1,095       43,165      1,679      1,197        43,165        1,781        1,300       43,165
       2       4,305       3,120      2,639       43,165      3,423      2,941        43,165        3,739        3,257       43,165
       3       6,620       4,632      4,151       43,165      5,237      4,755        43,165        5,891        5,409       43,165
       4       9,051       6,112      5,655       43,165      7,123      6,665        43,165        8,260        7,803       43,165
       5      11,604       7,561      7,127       43,165      9,085      8,651        43,165       10,870       10,437       43,165
       6      12,184       7,114      6,705       43,165      9,152      8,743        43,165       11,662       11,252       43,165
       7      12,793       6,650      6,265       43,165      9,202      8,817        43,165       12,520       12,135       43,165
       8      13,433       6,164      5,803       43,165      9,229      8,868        43,165       13,450       13,089       43,165
       9      14,105       5,651      5,411       43,165      9,230      8,989        43,165       14,459       14,218       43,165
      10      14,810       5,108      5,108       43,165      9,199      9,199        43,165       15,553       15,553       43,165
      15      18,901       1,768      1,768       43,165      8,372      8,372        43,165       22,695       22,695       43,165
      20      24,124         (*)        (*)          (*)      5,535      5,535        43,165       34,256       34,256       43,165
      25      30,788         (*)        (*)          (*)        (*)        (*)           (*)       53,378       53,378       61,918
      30      39,295         (*)        (*)          (*)        (*)        (*)           (*)       83,544       83,544       89,392
      35      50,151         (*)        (*)          (*)        (*)        (*)           (*)      131,940      131,940      138,537

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50
       PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                     $2,000 ANNUAL PREMIUM: $40,605 SPECIFIED AMOUNT
                                       MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       2,100       1,671      1,218       42,276      1,777      1,323        42,382        1,882        1,429       42,487
       2       4,305       3,309      2,855       43,914      3,622      3,169        44,227        3,948        3,495       44,553
       3       6,620       4,911      4,458       45,516      5,538      5,085        46,143        6,217        5,764       46,822
       4       9,051       6,480      6,050       47,085      7,529      7,098        48,134        8,708        8,278       49,313
       5      11,604       8,012      7,604       48,617      9,593      9,185        50,198       11,441       11,034       52,046
       6      14,284       9,507      9,122       50,112     11,734     11,348        52,339       14,442       14,057       55,047
       7      17,098      10,966     10,603       51,571     13,953     13,591        54,558       17,735       17,372       58,340
       8      20,053      12,386     12,047       52,991     16,253     15,913        56,858       21,348       21,009       61,953
       9      23,156      13,770     13,543       54,375     18,637     18,411        59,242       25,316       25,090       65,921
      10      26,414      15,113     15,113       55,718     21,106     21,106        61,711       29,670       29,670       70,275
      15      45,315      21,412     21,412       62,017     35,044     35,044        75,649       59,013       59,013       99,618
      20      69,439      26,503     26,503       67,108     51,435     51,435        92,040      105,809      105,809      146,414
      25     100,227      29,930     29,930       70,535     70,234     70,234       110,839      180,303      180,303      220,908
      30     139,522      30,793     30,793       71,398     90,822     90,822       131,427      298,503      298,503      339,108
      35     189,673      27,940     27,940       68,545    112,064    112,064       152,669      486,038      486,038      526,643

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL.

                                                  DEATH BENEFIT OPTION 2
                                     $2,000 ANNUAL PREMIUM: $40,605 SPECIFIED AMOUNT
                                       MALE: NON-TOBACCO: SIMPLIFIED ISSUE: AGE 45

                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       2,100       1,580      1,127       42,185      1,682      1,229        42,287        1,785        1,332       42,390
       2       4,305       3,120      2,667       43,725      3,422      2,969        44,027        3,737        3,283       44,342
       3       6,620       4,621      4,167       45,226      5,221      4,768        45,826        5,871        5,418       46,476
       4       9,051       6,080      5,649       46,685      7,080      6,649        47,685        8,206        7,775       48,811
       5      11,604       7,497      7,089       48,102      8,999      8,592        49,604       10,759       10,351       51,364
       6      14,284       8,870      8,485       49,475     10,980     10,595        51,585       13,551       13,165       54,156
       7      17,098      10,197      9,834       50,802     13,020     12,658        53,625       16,601       16,239       57,206
       8      20,053      11,474     11,134       52,079     15,120     14,780        55,725       19,934       19,594       60,539
       9      23,156      12,698     12,472       53,303     17,276     17,050        57,881       23,573       23,346       64,178
      10      26,414      13,867     13,867       54,472     19,488     19,488        60,093       27,545       27,545       68,150
      15      45,315      18,766     18,766       59,371     31,320     31,320        71,925       53,567       53,567       94,172
      20      69,439      21,628     21,628       62,233     44,037     44,037        84,642       93,736       93,736      134,341
      25     100,227      21,418     21,418       62,023     56,475     56,475        97,080      155,346      155,346      195,951
      30     139,522      16,390     16,390       56,995     66,311     66,311       106,916      249,280      249,280      289,885
      35     189,673       3,583      3,583       44,188     69,068     69,068       109,673      391,346      391,346      431,951

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50
       PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                     $5,000 ANNUAL PREMIUM: $114,019 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       5,250       4,293      3,021      114,019      4,561      3,288       114,019        4,828        3,556      114,019
       2      10,763       8,513      7,241      114,019      9,313      8,041       114,019       10,146        8,873      114,019
       3      16,551      12,658     11,386      114,019     14,266     12,994       114,019       16,004       14,732      114,019
       4      22,628      16,733     15,524      114,019     19,430     18,221       114,019       22,462       21,254      114,019
       5      29,010      20,731     19,586      114,019     24,810     23,665       114,019       29,580       28,435      114,019
       6      30,460      20,015     18,934      114,019     25,500     24,418       114,019       32,232       31,150      114,019
       7      31,983      19,281     18,264      114,019     26,196     25,178       114,019       35,141       34,123      114,019
       8      33,582      18,527     17,572      114,019     26,896     25,942       114,019       38,334       37,380      114,019
       9      35,261      17,752     17,115      114,019     27,603     26,967       114,019       41,845       41,208      114,019
      10      37,024      16,948     16,948      114,019     28,309     28,309       114,019       45,702       45,702      114,019
      15      47,254      12,443     12,443      114,019     31,810     31,810       114,019       71,779       71,779      114,019
      20      60,309       6,547      6,547      114,019     34,848     34,848       114,019      114,729      114,729      139,970
      25      76,971         (*)        (*)          (*)     36,354     36,354       114,019      183,892      183,892      213,315
      30      98,237         (*)        (*)          (*)     33,866     33,866       114,019      294,989      294,989      315,639
      35     125,378         (*)        (*)          (*)     22,476     22,476       114,019      474,843      474,843      498,585

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                     $5,000 ANNUAL PREMIUM: $114,019 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       5,250       4,161      2,889      114,019      4,424      3,152       114,019        4,687        3,415      114,019
       2      10,763       8,241      6,969      114,019      9,025      7,753       114,019        9,841        8,569      114,019
       3      16,551      12,241     10,969      114,019     13,812     12,540       114,019       15,512       14,240      114,019
       4      22,628      16,162     14,953      114,019     18,794     17,586       114,019       21,756       20,547      114,019
       5      29,010      20,004     18,859      114,019     23,981     22,836       114,019       28,635       27,490      114,019
       6      30,460      19,117     18,036      114,019     24,453     23,372       114,019       31,012       29,931      114,019
       7      31,983      18,195     17,177      114,019     24,905     23,887       114,019       33,605       32,587      114,019
       8      33,582      17,230     16,276      114,019     25,330     24,376       114,019       36,434       35,479      114,019
       9      35,261      16,215     15,579      114,019     25,719     25,083       114,019       39,521       38,884      114,019
      10      37,024      15,141     15,141      114,019     26,065     26,065       114,019       42,893       42,893      114,019
      15      47,254       8,579      8,579      114,019     26,825     26,825       114,019       65,311       65,311      114,019
      20      60,309         (*)        (*)          (*)     24,571     24,571       114,019      102,226      102,226      124,715
      25      76,971         (*)        (*)          (*)     15,540     15,540       114,019      161,729      161,729      187,606
      30      98,237         (*)        (*)          (*)        (*)        (*)           (*)      256,231      256,231      274,167
      35     125,378         (*)        (*)          (*)        (*)        (*)           (*)      408,353      408,353      428,770

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50
       PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                     $5,000 ANNUAL PREMIUM: $103,521 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       5,250       4,308      3,153      107,829      4,576      3,420       108,097        4,843        3,688      108,364
       2      10,763       8,532      7,377      112,053      9,332      8,177       112,853       10,165        9,009      113,686
       3      16,551      12,670     11,515      116,191     14,275     13,120       117,796       16,010       14,855      119,531
       4      22,628      16,725     15,627      120,246     19,413     18,315       122,934       22,434       21,337      125,955
       5      29,010      20,688     19,649      124,209     24,745     23,705       128,266       29,487       28,447      133,008
       6      35,710      24,564     23,583      128,085     30,282     29,300       133,803       37,235       36,253      140,756
       7      42,746      28,350     27,425      131,871     36,028     35,104       139,549       45,743       44,819      149,264
       8      50,133      32,043     31,176      135,564     41,990     41,123       145,511       55,088       54,222      158,609
       9      57,889      35,646     35,068      139,167     48,176     47,599       151,697       65,356       64,778      168,877
      10      66,034      39,152     39,152      142,673     54,589     54,589       158,110       76,630       76,630      180,151
      15     113,287      55,710     55,710      159,231     90,922     90,922       194,443      152,747      152,747      256,268
      20     173,596      69,432     69,432      172,953    134,022    134,022       237,543      274,557      274,557      378,078
      25     250,567      79,355     79,355      182,876    184,141    184,141       287,662      469,203      469,203      572,724
      30     348,804      83,552     83,552      187,073    240,371    240,371       343,892      779,427      779,427      882,948
      35     474,182      79,551     79,551      183,072    300,799    300,799       404,320    1,273,881    1,273,881    1,377,402

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                     $5,000 ANNUAL PREMIUM: $103,521 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 45

                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       5,250       4,182      3,027      107,703      4,445      3,290       107,966        4,709        3,553      108,230
       2      10,763       8,269      7,113      111,790      9,053      7,897       112,574        9,868        8,713      113,389
       3      16,551      12,260     11,105      115,781     13,828     12,672       117,349       15,523       14,368      119,044
       4      22,628      16,154     15,057      119,675     18,774     17,676       122,295       21,720       20,622      125,241
       5      29,010      19,950     18,910      123,471     23,896     22,856       127,417       28,511       27,471      132,032
       6      35,710      23,643     22,661      127,164     29,195     28,213       132,716       35,952       34,970      139,473
       7      42,746      27,229     26,305      130,750     34,674     33,750       138,195       44,103       43,179      147,624
       8      50,133      30,703     29,837      134,224     40,333     39,466       143,854       53,028       52,162      156,549
       9      57,889      34,058     33,481      137,579     46,170     45,592       149,691       62,798       62,221      166,319
      10      66,034      37,289     37,289      140,810     52,185     52,185       155,706       73,492       73,492      177,013
      15     113,287      51,377     51,377      154,898     84,935     84,935       188,456      144,161      144,161      247,682
      20     173,596      61,139     61,139      164,660    121,686    121,686       225,207      254,910      254,910      358,431
      25     250,567      64,595     64,595      168,116    160,713    160,713       264,234      427,812      427,812      531,333
      30     348,804      58,407     58,407      161,928    198,201    198,201       301,722      696,908      696,908      800,429
      35     474,182      36,972     36,972      140,493    226,428    226,428       329,949    1,114,025    1,114,025    1,217,546

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50
       PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                    $20,000 ANNUAL PREMIUM: $301,625 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       21,000      17,228     12,621      301,625     18,300     13,692      301,625       19,372       14,765      301,625
       2       43,050      34,166     29,559      301,625     37,380     32,772      301,625       40,722       36,115      301,625
       3       66,203      50,834     46,226      301,625     57,297     52,689      301,625       64,285       59,677      301,625
       4       90,513      67,231     62,854      301,625     78,091     73,714      301,625       90,300       85,923      301,625
       5      116,038      83,344     79,198      301,625     99,792     95,645      301,625      119,028      114,881      301,625
       6      121,840      80,575     76,659      301,625    102,734     98,818      301,625      129,942      126,026      301,625
       7      127,932      77,711     74,026      301,625    105,712    102,026      301,625      141,953      138,268      301,625
       8      134,329      74,723     71,267      301,625    108,706    105,251      301,625      155,177      151,721      301,625
       9      141,045      71,598     69,294      301,625    111,714    109,410      301,625      169,759      167,455      301,625
      10      148,097      68,341     68,341      301,625    114,748    114,748      301,625      185,877      185,877      301,625
      15      189,014      48,497     48,497      301,625    129,367    129,367      301,625      296,579      296,579      344,032
      20      241,235      18,045     18,045      301,625    140,748    140,748      301,625      477,065      477,065      510,460
      25      307,884         (*)        (*)          (*)    144,237    144,237      301,625      769,507      769,507      807,982
      30      392,947         (*)        (*)          (*)    130,130    130,130      301,625    1,235,396    1,235,396    1,297,166
      35      501,511         (*)        (*)          (*)     69,897     69,897      301,625    1,968,588    1,968,588    2,067,018

ASSUMPTIONS:

(1)    ASSUMES NO POLICY HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                    $20,000 ANNUAL PREMIUM: $301,625 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       21,000      16,090     11,482      301,625     17,126     12,519      301,625       18,165       13,557      301,625
       2       43,050      31,830     27,223      301,625     34,910     30,303      301,625       38,117       33,509      301,625
       3       66,203      47,237     42,630      301,625     53,403     48,796      301,625       60,079       55,472      301,625
       4       90,513      62,317     57,940      301,625     72,654     68,277      301,625       84,298       79,921      301,625
       5      116,038      77,074     72,927      301,625     92,718     88,571      301,625      111,058      106,911      301,625
       6      121,840      72,763     68,847      301,625     93,784     89,867      301,625      119,690      115,774      301,625
       7      127,932      68,141     64,455      301,625     94,611     90,925      301,625      129,070      125,384      301,625
       8      134,329      63,145     59,689      301,625     95,144     91,688      301,625      139,275      135,819      301,625
       9      141,045      57,706     55,402      301,625     95,320     93,016      301,625      150,403      148,100      301,625
      10      148,097      51,753     51,753      301,625     95,073     95,073      301,625      162,580      162,580      301,625
      15      189,014      11,272     11,272      301,625     84,689     84,689      301,625      246,076      246,076      301,625
      20      241,235         (*)        (*)          (*)     43,920     43,920      301,625      389,728      389,728      417,009
      25      307,884         (*)        (*)          (*)        (*)        (*)          (*)      621,406      621,406      652,476
      30      392,947         (*)        (*)          (*)        (*)        (*)          (*)      979,313      979,313    1,028,279
      35      501,511         (*)        (*)          (*)        (*)        (*)          (*)    1,514,963    1,514,963    1,590,711

ASSUMPTIONS:

(1)    ASSUMES NO POLICY HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER
       MONTH.

(3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                    $20,000 ANNUAL PREMIUM: $271,462 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                CASH                                CASH                                 CASH
  POLICY     INTEREST     CASH       SURR       DEATH         CASH       SURR        DEATH       CASH         SURR       DEATH
    YEAR        AT 5%     VALUE      VALUE      BENEFIT       VALUE      VALUE       BENEFIT     VALUE        VALUE      BENEFIT
    ----        -----     -----      -----      -------       -----      -----       -------     -----        -----      -------
       1       21,000     17,280     13,133     288,742       18,351     14,204      289,813     19,423       15,276      290,885
       2       43,050     34,194     30,047     305,656       37,400     33,253      308,862     40,733       36,587      312,195
       3       66,203     50,753     46,607     322,215       57,182     53,035      328,644     64,131       59,984      335,593
       4       90,513     66,948     63,008     338,410       77,713     73,774      349,175     89,813       85,874      361,275
       5      116,038     82,746     79,014     354,208       98,988     95,256      370,450    117,973      114,241      389,435
       6      142,840     98,160     94,636     369,622      121,044    117,520      392,506    148,871      145,346      420,333
       7      170,982    113,183    109,866     384,645      143,902    140,584      415,364    182,772      179,455      454,234
       8      200,531    127,788    124,678     399,250      167,561    164,452      439,023    219,950      216,840      491,412
       9      231,558    141,971    139,898     413,433      192,047    189,974      463,509    260,728      258,654      532,190
      10      264,136    155,748    155,748     427,210      217,404    217,404      488,866    305,483      305,483      576,945
      15      453,150    219,101    219,101     490,563      359,192    359,192      630,654    605,556      605,556      877,018
      20      694,385    266,818    266,818     538,280      522,020    522,020      793,482  1,079,684    1,079,684    1,351,146
      25    1,002,269    293,778    293,778     565,240      703,566    703,566      975,028  1,828,689    1,828,689    2,100,151
      30    1,395,216    293,109    293,109     564,571      898,479    898,479    1,169,941  3,013,781    3,013,781    3,285,243
      35    1,896,726    252,804    252,804     524,266    1,093,780  1,093,780    1,365,242  4,890,156    4,890,156    5,161,618

ASSUMPTIONS:

(1)    ASSUMES NO POLICY HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                    $20,000 ANNUAL PREMIUM: $271,462 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 55

                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       21,000      16,193     12,046      287,655     17,229     13,082      288,691       18,266       14,120      289,728
       2       43,050      31,902     27,755      303,364     34,968     30,821      306,430       38,158       34,012      309,620
       3       66,203      47,121     42,974      318,583     53,224     49,077      324,686       59,828       55,682      331,290
       4       90,513      61,830     57,891      333,292     71,992     68,053      343,454       83,429       79,490      354,891
       5      116,038      76,005     72,273      347,467     91,260     87,528      362,722      109,123      105,391      380,585
       6      142,840      89,618     86,093      361,080    111,013    107,489      382,475      137,087      133,562      408,549
       7      170,982     102,640     99,322      374,102    131,232    127,915      402,694      167,510      164,193      438,972
       8      200,531     115,021    111,911      386,483    151,877    148,767      423,339      200,584      197,474      472,046
       9      231,558     126,715    124,642      398,177    172,906    170,833      444,368      236,518      234,445      507,980
      10      264,136     137,676    137,676      409,138    194,280    194,280      465,742      275,545      275,545      547,007
      15      453,150     180,048    180,048      451,510    304,839    304,839      576,301      527,159      527,159      798,621
      20      694,385     194,577    194,577      466,039    413,296    413,296      684,758      904,420      904,420    1,175,882
      25    1,002,269     166,771    166,771      438,233    499,862    499,862      771,324    1,463,805    1,463,805    1,735,267
      30    1,395,216      78,274     78,274      349,736    534,756    534,756      806,218    2,291,535    2,291,535    2,562,997
      35    1,896,726         (*)        (*)          (*)    464,768    464,768      736,230    3,508,317    3,508,317    3,779,779

ASSUMPTIONS:

(1)    ASSUMES NO POLICY HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50 PER
       MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                    $20,000 ANNUAL PREMIUM: $205,135 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1      21,000      16,627     11,741      205,135     17,682     12,796       205,135       18,738       13,852      205,135
       2      43,050      32,966     28,080      205,135     36,120     31,234       205,135       39,403       34,516      205,135
       3      66,203      49,042     44,155      205,135     55,385     50,499       205,135       62,250       57,363      205,135
       4      90,513      64,862     60,220      205,135     75,539     70,897       205,135       87,560       82,918      205,135
       5     116,038      80,462     76,064      205,135     96,683     92,285       205,135      115,688      111,290      205,135
       6     121,840      77,069     72,915      205,135     98,991     94,838       205,135      125,984      121,831      205,135
       7     127,932      73,432     69,523      205,135    101,238     97,329       205,135      137,375      133,466      205,135
       8     134,329      69,528     65,863      205,135    103,419     99,754       205,135      150,035      146,370      205,135
       9     141,045      65,316     62,873      205,135    105,521    103,078       205,135      164,166      161,723      205,135
      10     148,097      60,735     60,735      205,135    107,517    107,517       205,135      180,008      180,008      205,135
      15     189,014      30,003     30,003      205,135    115,209    115,209       205,135      289,775      289,775      304,263
      20     241,235         (*)        (*)          (*)    115,939    115,939       205,135      464,975      464,975      488,224
      25     307,884         (*)        (*)          (*)     98,785     98,785       205,135      740,693      740,693      777,728
      30     392,947         (*)        (*)          (*)     26,156     26,156       205,135    1,183,353    1,183,353    1,195,186
      35     501,511         (*)        (*)          (*)        (*)        (*)           (*)    1,925,400    1,925,400    1,925,400

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 1
                                    $20,000 ANNUAL PREMIUM: $205,135 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1      21,000      14,214      9,327      205,135     15,197     10,311       205,135       16,183       11,297      205,135
       2      43,050      28,097     23,210      205,135     30,979     26,093       205,135       33,987       29,100      205,135
       3      66,203      41,686     36,799      205,135     47,438     42,551       205,135       53,684       48,798      205,135
       4      90,513      55,014     50,372      205,135     64,676     60,034       205,135       75,604       70,962      205,135
       5     116,038      68,111     63,713      205,135     82,814     78,416       205,135      100,144       95,746      205,135
       6     121,840      61,803     57,650      205,135     81,644     77,490       205,135      106,295      102,142      205,135
       7     127,932      54,756     50,847      205,135     79,847     75,938       205,135      112,910      109,001      205,135
       8     134,329      46,792     43,127      205,135     77,269     73,604       205,135      120,052      116,387      205,135
       9     141,045      37,698     35,255      205,135     73,722     71,279       205,135      127,819      125,376      205,135
      10     148,097      27,236     27,236      205,135     68,994     68,994       205,135      136,356      136,356      205,135
      15     189,014         (*)        (*)          (*)     16,457     16,457       205,135      200,805      200,805      210,845
      20     241,235         (*)        (*)          (*)        (*)        (*)           (*)      316,074      316,074      331,878
      25     307,884         (*)        (*)          (*)        (*)        (*)           (*)      488,573      488,573      513,002
      30     392,947         (*)        (*)          (*)        (*)        (*)           (*)      761,140      761,140      768,751
      35     501,511         (*)        (*)          (*)        (*)        (*)           (*)    1,238,097    1,238,097    1,238,097

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50
       PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                    $20,000 ANNUAL PREMIUM: $194,739 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                      CURRENT VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       21,000      16,555     11,917      211,294     17,603     12,964      212,342       18,652       14,013      213,391
       2       43,050      32,638     27,999      227,377     35,750     31,111      230,489       38,987       34,348      233,726
       3       66,203      48,240     43,601      242,979     54,447     49,808      249,186       61,162       56,523      255,901
       4       90,513      63,326     58,919      258,065     73,675     69,268      268,414       85,319       80,912      280,058
       5      116,038      77,889     73,714      272,628     93,441     89,266      288,180      111,644      107,469      306,383
       6      142,840      91,920     87,977      286,659    113,750    109,807      308,489      140,341      136,398      335,080
       7      170,982     105,370    101,659      300,109    134,567    130,856      329,306      171,592      167,881      366,331
       8      200,531     118,232    114,753      312,971    155,897    152,418      350,636      205,641      202,161      400,380
       9      231,558     130,484    128,164      325,223    177,729    175,409      372,468      242,740      240,420      437,479
      10      264,136     142,076    142,076      336,815    200,024    200,024      394,763      283,138      283,138      477,877
      15      453,150     190,985    190,985      385,724    319,900    319,900      514,639      548,727      548,727      743,466
      20      694,385     217,810    217,810      412,549    446,923    446,923      641,662      956,671      956,671    1,151,410
      25    1,002,269     214,110    214,110      408,849    571,206    571,206      765,945    1,583,081    1,583,081    1,777,820
      30    1,395,216     169,455    169,455      364,194    677,161    677,161      871,900    2,547,576    2,547,576    2,742,315
      35    1,896,726      99,545     99,545      294,284    773,544    773,544      968,283    4,075,781    4,075,781    4,270,520

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    CURRENT VALUES REFLECT CURRENT COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $5 PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                  DEATH BENEFIT OPTION 2
                                    $20,000 ANNUAL PREMIUM: $194,739 SPECIFIED AMOUNT
                                        MALE: NON-TOBACCO: PREFERRED ISSUE: AGE 65

                                                    GUARANTEED VALUES

                                   0% HYPOTHETICAL                   6% HYPOTHETICAL                    12% HYPOTHETICAL
                               GROSS INVESTMENT RETURN            GROSS INVESTMENT RETURN             GROSS INVESTMENT RETURN
                               -----------------------            -----------------------             -----------------------

             PREMIUMS
            PAID PLUS                   CASH                               CASH                                   CASH
  POLICY     INTEREST        CASH       SURR        DEATH       CASH       SURR        DEATH         CASH         SURR        DEATH
    YEAR        AT 5%       VALUE      VALUE      BENEFIT      VALUE      VALUE      BENEFIT        VALUE        VALUE      BENEFIT
    ----        -----       -----      -----      -------      -----      -----      -------        -----        -----      -------
       1       21,000      14,073      9,434      208,812     15,041     10,402      209,780       16,011       11,373      210,750
       2       43,050      27,456     22,818      222,195     30,250     25,611      224,989       33,164       28,525      227,903
       3       66,203      40,126     35,487      234,865     45,598     40,959      240,337       51,536       46,897      246,275
       4       90,513      52,048     47,641      246,787     61,046     56,639      255,785       71,206       66,799      265,945
       5      116,038      63,172     58,997      257,911     76,533     72,358      271,272       92,240       88,065      286,979
       6      142,840      73,431     69,488      268,170     91,978     88,034      286,717      114,693      110,750      309,432
       7      170,982      82,738     79,027      277,477    107,274    103,563      302,013      138,601      134,890      333,340
       8      200,531      90,981     87,502      285,720    122,287    118,808      317,026      163,981      160,502      358,720
       9      231,558      98,052     95,732      292,791    136,873    134,554      331,612      190,849      188,530      385,588
      10      264,136     103,860    103,860      298,599    150,903    150,903      345,642      219,241      219,241      413,980
      15      453,150     111,861    111,861      306,600    208,760    208,760      403,499      386,776      386,776      581,515
      20      694,385      74,182     74,182      268,921    228,548    228,548      423,287      600,159      600,159      794,898
      25    1,002,269         (*)        (*)          (*)    171,861    171,861      366,600      853,968      853,968    1,048,707
      30    1,395,216         (*)        (*)          (*)        (*)        (*)          (*)    1,139,903    1,139,903    1,334,642
      35    1,896,726         (*)        (*)          (*)        (*)        (*)          (*)    1,445,143    1,445,143    1,639,882

(1)    NO POLICY LOANS AND NO PARTIAL WITHDRAWALS HAVE BEEN MADE.

(2)    GUARANTEED VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES AND AN ADMINISTRATIVE EXPENSE CHARGE OF $7.50
       PER MONTH.

(3)    NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND
       DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

(*)    UNLESS ADDITIONAL PREMIUM IS PAID, THE POLICY WILL NOT STAY IN FORCE.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY NATIONWIDE LIFE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          Independent Auditors' Report



The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account:

      We have audited the accompanying statement of assets, liabilities and contract owners' equity of Nationwide VLI Separate Account as of December 31, 1997, and the related statements of operations and changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended. These financial statements and schedules of changes in unit value are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules of changes in unit value based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and schedules of changes in unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and schedules of changes in unit value referred to above present fairly, in all material respects, the financial position of Nationwide VLI Separate Account as of December 31, 1997, and the results of its operations and its changes in contract owners' equity and schedules of changes in unit value for each of the years in the three year period then ended in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 6, 1998

                         NATIONWIDE VLI SEPARATE ACCOUNT

          STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS' EQUITY

                                DECEMBER 31, 1997



ASSETS:

   Investments in Van Kampen American Capital Life
      Investment Trust, at market value:

      Asset Allocation Fund
         2,228,577 shares (cost $25,502,538) ........       $ 26,542,347

      Domestic Income Fund
         238,818 shares (cost $1,983,580) ...........          1,970,248

      Emerging Growth Fund
         124,404 shares (cost $1,926,652) ...........          2,046,452

      Enterprise Fund
         1,854,728 shares (cost $28,119,444) ........         33,589,123

      Global Equity Fund
         110,739 shares (cost $1,364,424) ...........          1,217,018

      Government Fund
         5,195,955 shares (cost $45,750,900) ........         46,347,922

      Money Market Fund
         6,952,567 shares (cost $6,952,567) .........          6,952,567

      Morgan Stanley Real Estate Securities Portfolio
         41,789 shares (cost $636,325) ..............            662,354
                                                            ------------
            Total investments .......................        119,328,031

   Accounts receivable ..............................                 --
                                                            ------------
            Total assets ............................        119,328,031

ACCOUNTS PAYABLE ....................................             73,300
                                                            ------------
CONTRACT OWNERS' EQUITY .............................       $119,254,731
                                                            ============

                                                                                                                        ANNUAL
Contract owners' equity represented by:                  UNITS        UNIT VALUE                                        RETURN
                                                       ---------   ----------------                                 ----------------
   Single Premium contracts issued prior
   to April 16, 1990 (policy years 1
   through 10):
      Asset Allocation Fund .............                122,920   $      29.287817       $      3,600,058                 21%
      Domestic Income Fund ..............                 15,656          20.186939                316,047                 11%
      Emerging Growth Fund ..............                  8,741          16.064598                140,421                 19%
      Enterprise Fund ...................                 49,821          35.993026              1,793,209                 29%
      Global Equity Fund ................                  4,685          13.614803                 63,785                 15%
      Government Fund ...................                380,541          20.830122              7,926,715                  9%
      Money Market Fund .................                 27,312          16.972125                463,543                  4%
      Morgan Stanley Real Estate
         Securities Portfolio ...........                  2,854          18.062622                 51,551                 20%

   Single Premium contracts issued prior
   to April 16, 1990 (policy years 11 and
   thereafter):
      Asset Allocation Fund .............                769,061          29.508511             22,693,845                 21%
      Domestic Income Fund ..............                 72,875          20.339100              1,482,212                 11%
      Emerging Growth Fund ..............                113,239          16.185767              1,832,860                 20%
      Enterprise Fund ...................                867,374          36.264286             31,454,699                 30%
      Global Equity Fund ................                 83,414          13.717407              1,144,224                 15%
      Government Fund ...................              1,827,060          20.988344             38,346,964                  9%
      Money Market Fund .................                375,312          17.100077              6,417,864                  5%
      Morgan Stanley Real Estate
         Securities Portfolio ...........                 33,445          18.198663                608,654                 21%

   Single Premium contracts issued on or
   after April 16, 1990:
      Asset Allocation Fund .............                  5,402          25.080225                135,483                 20%
      Domestic Income Fund ..............                  8,589          19.887916                170,817                 10%
      Emerging Growth Fund ..............                  4,455          15.924922                 70,946                 19%
      Enterprise Fund ...................                  5,773          33.768883                194,948                 29%
      Global Equity Fund ................                    601          13.496423                  8,111                 14%
      Government Fund ...................                  2,998          15.737995                 47,183                  8%
      Money Market Fund .................                  5,402          12.508709                 67,572                  4%
      Morgan Stanley Real Estate
         Securities Portfolio ...........                     97          17.905659                  1,737                 20%

   Multiple Payment and
   Flexible Premium contracts:
      Asset Allocation Fund .............                  4,430          22.707666                100,595                 21%
      Enterprise Fund ...................                  4,147          29.102562                120,688                 30%
                                                       =========   ================       ----------------
                                                                                          $    119,254,731
                                                                                          ================



See accompanying notes to financial statements.

                         NATIONWIDE VLI SEPARATE ACCOUNT
         STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                                                                   1997                 1996                 1995
                                                               -------------        -------------        -------------
INVESTMENT ACTIVITY:
   Reinvested dividends ................................       $   4,695,756            5,220,160            6,137,134
   Mortality and expense charges (note 3)
         Single Premium contracts issued prior to
            April 16, 1990 (years 1 through 10) ........            (245,990)            (905,516)          (1,117,265)
         Single Premium contracts issued prior to
            April 16, 1990 (years 11 and after) ........            (467,486)            (116,717)                  --
         Single Premium contracts issued on or after
            April 16, 1990 .............................              (4,007)              (5,466)              (5,489)
         Multiple Payment and Flexible Premium contracts              (1,712)              (2,386)              (2,024)
                                                               -------------        -------------        -------------
      Net investment activity ..........................           3,976,561            4,190,075            5,012,356
                                                               -------------        -------------        -------------

   Proceeds from mutual fund shares sold ...............          31,042,460           24,568,211           23,835,749
   Cost of mutual funds sold ...........................         (28,311,120)         (22,544,406)         (21,777,460)
                                                               -------------        -------------        -------------
      Realized gain on investments .....................           2,731,340            2,023,805            2,058,289
   Change in unrealized gain (loss) on investments .....           3,917,689           (1,839,618)          11,069,519
                                                               -------------        -------------        -------------
      Net gain on investments ..........................           6,649,029              184,187           13,127,808
                                                               -------------        -------------        -------------
   Reinvested capital gains ............................           7,592,712            5,806,648            4,959,015
                                                               -------------        -------------        -------------
         Net increase in contract owners'
            equity resulting from operations ...........          18,218,302           10,180,910           23,099,179
                                                               -------------        -------------        -------------

EQUITY TRANSACTIONS:
   Purchase payments received from contract owners .....              20,253               23,475               25,652
   Surrenders ..........................................         (15,789,351)         (13,731,809)         (11,745,567)
   Death benefits (note 4) .............................          (2,575,326)          (1,201,226)          (1,552,445)
   Policy loans (net of repayments) (note 5) ...........           2,317,220            3,043,009              833,405
   Deductions for surrender charges (note 2d) ..........              (6,591)             (16,455)            (193,286)
   Redemptions to pay cost of insurance charges
      and administration charges (notes 2b and 2c) .....          (1,430,627)          (1,499,564)          (1,756,639)
                                                               -------------        -------------        -------------
         Net decrease in equity transactions ...........         (17,464,422)         (13,382,570)         (14,388,880)
                                                               -------------        -------------        -------------

NET CHANGE IN CONTRACT OWNERS' EQUITY ..................             753,880           (3,201,660)           8,710,299
CONTRACT OWNERS' EQUITY BEGINNING OF PERIOD ............         118,500,851          121,702,511          112,992,212
                                                               -------------        -------------        -------------
CONTRACT OWNERS' EQUITY END OF PERIOD ..................       $ 119,254,731          118,500,851          121,702,511
                                                               =============        =============        =============


See accompanying notes to financial statements.

                         NATIONWIDE VLI SEPARATE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) Organization and Nature of Operations

         The Nationwide VLI Separate Account (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on August 8, 1984. The Account has been registered as a unit investment trust under the Investment Company Act of 1940.

         The Company offers modified single premium, multiple payment and flexible premium variable life insurance contracts through the Account. The primary distribution for the contracts is through the brokerage community; however, other distributors may be utilized.

     (b) The Contracts

         Prior to December 31, 1990, only contracts without a front-end sales charge, but with a contingent deferred sales charge and certain other fees, were offered for purchase. Beginning December 31, 1990, contracts with a front-end sales charge, a contingent deferred sales charge and certain other fees, are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

         Contract owners may invest in the following funds:

         Funds of the Van Kampen American Capital Life Investment Trust (Van
            Kampen American Capital LIT);
            Van Kampen American Capital LIT - Asset Allocation Fund
            Van Kampen American Capital LIT - Domestic Income Fund
            Van Kampen American Capital LIT - Emerging Growth Fund
            Van Kampen American Capital LIT - Enterprise Fund
            Van Kampen American Capital LIT - Global Equity Fund
            Van Kampen American Capital LIT - Government Fund
            Van Kampen American Capital LIT - Money Market Fund
            Van Kampen American Capital LIT - Morgan Stanley Real Estate
                                              Securities Portfolio
                (formerly Van Kampen American Capital LIT - Real Estate
                 Securities Fund)

         At December 31, 1997, contract owners have invested in all of the above funds.

         The contract owners' equity is affected by the investment results of each fund, equity transactions by contract owners and certain policy charges (see notes 2 and 3). The accompanying financial statements include only contract owners' purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

     (c) Security Valuation, Transactions and Related Investment Income

         The market value of the underlying mutual funds is based on the closing net asset value per share at December 31, 1997. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date.

     (d) Federal Income Taxes

         Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

         The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

     (e) Use of Estimates in the Preparation of Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
         Actual results could differ from those estimates.

     (f) Reclassifications

         Certain 1996 and 1995 amounts have been reclassified to conform with the current period presentation.

(2)  POLICY CHARGES

     (a) Deductions from Premiums

         For single premium contracts, no deduction is made from any premium at the time of payment. On multiple payment contracts and flexible premium contracts, the Company deducts a charge for state premium taxes equal to 2.5% of all premiums received to cover the payment of these premium taxes. The Company also deducts a sales load from each premium payment received not to exceed 3.5% of each premium payment. The Company may at its sole discretion reduce this sales loading.

     (b) Cost of Insurance

         A cost of insurance charge is assessed monthly against each contract by liquidating units. The amount of the charge is based upon age, sex, rate class and net amount at risk (death benefit less total contract value).

     (c) Administrative Charges

         For single premium contracts, the Company deducts an annual administrative charge which is determined as follows:

         Contracts issued prior to April 16, 1990:
            Purchase payments totalling less than $25,000 - $10/month Purchase payments totalling $25,000 or more - none

         Contracts issued on or after April 16, 1990:
            Purchase payments totalling less than $25,000 - $90/year ($65/year in New York)
            Purchase payments totalling $25,000 or more - $50/year

         For multiple payment contracts the Company currently deducts a monthly administrative charge of $5 (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses.

         For flexible premium contracts, the Company currently deducts a monthly administrative charge of $12.50 during the first policy year and $5 per month thereafter (may deduct up to $7.50, maximum) to recover policy maintenance, accounting, record keeping and other administrative expenses. Additionally, the Company deducts an increase charge of $2.04 per year per $1,000 applied to any increase in the specified amount during the first 12 months after the increase becomes effective.

         The above charges are assessed against each contract by liquidating units.

     (d) Surrender Charges

         Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans, and less a surrender charge, if applicable. The charge is determined according to contract type.

         For single premium contracts, the charge is determined based upon a specified percentage of the original purchase payment. For single premium contracts issued prior to April 16, 1990, the charge is 8% in the first year and declines to 0% after the ninth year. For single premium contracts issued on or after April 16, 1990, the charge is 8.5% in the first year and declines to 0% after the ninth year.

         For multiple payment contracts and flexible premium contracts, the amount charged is based upon a specified percentage of the initial surrender charge, which varies by issue age, sex and rate class. The charge is 100% of the initial surrender charge in the first year, with certain exceptions, declining to 0% after the ninth year.

         The Company may waive the surrender charge for certain contracts in which the sales expenses normally associated with the distribution of a contract are not incurred.

(3)  ASSET CHARGES

     For single premium contracts, the Company deducts a charge from the contract to cover mortality and expense risk charges related to operations, and to recover policy maintenance and premium tax charges. For contracts issued prior to April 16, 1990, the charge is equal to an annual rate of .95% during the first ten policy years, and .50% thereafter. A reduction of charges on these contracts is possible in policy years six through ten for those contracts achieving certain investment performance criteria; for contracts issued on or after April 16, 1990, the charge is equal to an annual rate of 1.30% during the first ten policy years, and 1.00% thereafter.

     For multiple payment contracts and flexible premium contracts, the Company deducts a charge equal to an annual rate of .80%, with certain exceptions, to cover mortality and expense risk charges related to operations.

     The above charges are assessed through the daily unit value calculation.

(4)  DEATH BENEFITS

     Death benefits result in a redemption of the contract value from the Account and payment of the death benefit proceeds, less any outstanding policy loans and policy charges, to the legal beneficiary. The excess of the death benefit proceeds over the contract value on the date of death is paid by the Company's general account.

(5)  POLICY LOANS (NET OF REPAYMENTS)

     Contract provisions allow contract owners to borrow up to 90% (50% during first year of single premium contracts) of a policy's cash surrender value. For single premium contracts issued prior to April 16, 1990, 6.5% interest is due and payable annually in advance. For single premium contracts issued on or after April 16, 1990, multiple payment contracts and flexible premium contracts, 6% interest is due and payable in advance on the policy anniversary when there is a loan outstanding on the policy.

     At the time the loan is granted, the amount of the loan is transferred from the Account to the Company's general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Loan repayments result in a transfer of collateral, including interest, back to the Account.

(6)  RELATED PARTY TRANSACTIONS

     The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

(7)  SCHEDULE I

     Schedule I presents the components of the change in the unit values, which are the basis for contract owners' equity. This schedule is presented in the following format:

         -    Beginning unit value - Jan. 1

         -    Reinvested capital gains and dividends
              (This amount reflects the increase in the unit value due to capital gain and dividend distributions from the underlying mutual funds.)

         -    Unrealized gain (loss)
              (This amount reflects the increase (decrease) in the unit value resulting from the market appreciation (depreciation) of the underlying mutual funds.)

         -    Asset charges
              (This amount reflects the decrease in the unit value due to the charges discussed in note 3.)

         -    Ending unit value - Dec. 31

         -    Percentage increase (decrease) in unit value.

                                                                      SCHEDULE I

                         NATIONWIDE VLI SEPARATE ACCOUNT

            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990
                          (POLICY YEARS 1 THROUGH 10)

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)


                                        Asset              Domestic             Emerging
                                      Allocation            Income               Growth               Enterprise
                                        Fund                 Fund                 Fund                  Fund
                                     ------------         ------------        ------------           ------------
1997
Beginning unit value - Jan. 1        $  24.272482            18.211426           13.467256              27.810473
                                     ------------         ------------        ------------           ------------

Reinvested capital gains
and dividends                            4.001033             1.610349             .000000               5.118148
                                     ------------         ------------        ------------           ------------

Unrealized gain (loss)                   1.265248              .546307            2.737897               3.375233
                                     ------------         ------------        ------------           ------------

Asset charges                            (.250946)            (.181143)           (.140555)              (.310828)
                                     ------------         ------------        ------------           ------------

Ending unit value - Dec. 31          $  29.287817            20.186939           16.064598              35.993026
                                     ------------         ------------        ------------           ------------

Percentage increase (decrease)
in unit value*(a)                              21%                  11%                 19%                    29%
                                     ============         ============        ============           ============


1996
Beginning unit value - Jan. 1        $  21.519909            17.235188           11.655608              22.498859
                                     ------------         ------------        ------------           ------------

Reinvested capital gains
and dividends                            3.456144             1.551321             .000000               3.050863
                                     ------------         ------------        ------------           ------------

Unrealized gain (loss)                   (.488445)            (.410339)           1.935098               2.501932
                                     ------------         ------------        ------------           ------------

Asset charges                            (.215126)            (.164744)           (.123450)              (.241181)
                                     ------------         ------------        ------------           ------------

Ending unit value - Dec. 31          $  24.272482            18.211426           13.467256              27.810473
                                     ------------         ------------        ------------           ------------

Percentage increase (decrease)
in unit value*(a)                              13%                   6%                 16%                    24%
                                     ============         ============        ============           ============

1995
Beginning unit value - Jan. 1        $  16.538427            14.336077           10.000000              16.580891
                                     ------------         ------------        ------------           ------------

Reinvested capital gains
and dividends                            2.418600             1.359225             .000000               3.004553
                                     ------------         ------------        ------------           ------------

Unrealized gain (loss)                   2.744315             1.690878            1.707069               3.100329
                                     ------------         ------------        ------------           ------------

Asset charges                            (.181433)            (.150992)           (.051461)              (.186914)
                                     ------------         ------------        ------------           ------------

Ending unit value - Dec. 31          $  21.519909            17.235188           11.655608              22.498859
                                     ------------         ------------        ------------           ------------

Percentage increase (decrease)
in unit value*(a)                              30%                  20%                 17%(b)                 36%
                                     ============         ============        ============           ============

                                        Global                                     Money            Real Estate
                                        Equity              Government             Market           Securities
                                        Fund                   Fund                 Fund             Portfolio
                                     ------------           ------------        ------------        ------------
1997
Beginning unit value - Jan. 1           11.864328              19.185493           16.307639           15.011508
                                     ------------           ------------        ------------        ------------

Reinvested capital gains
and dividends                            2.506526               1.231903             .822488            2.041009
                                     ------------           ------------        ------------        ------------

Unrealized gain (loss)                   (.630887)               .602372             .000000            1.163065
                                     ------------           ------------        ------------        ------------

Asset charges                            (.125164)              (.189646)           (.158002)           (.152960)
                                     ------------           ------------        ------------        ------------

Ending unit value - Dec. 31             13.614803              20.830122           16.972125           18.062622
                                     ------------           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*(a)                              15%                     9%                  4%                 20%
                                     ============           ============        ============        ============


1996
Beginning unit value - Jan. 1           10.262083              18.968390           15.695093           10.784280
                                     ------------           ------------        ------------        ------------

Reinvested capital gains
and dividends                             .358540               1.225305             .764922             .288822
                                     ------------           ------------        ------------        ------------

Unrealized gain (loss)                   1.350014               (.828963)            .000000            4.051625
                                     ------------           ------------        ------------        ------------

Asset charges                            (.106309)              (.179239)           (.152376)           (.113219)
                                     ------------           ------------        ------------        ------------

Ending unit value - Dec. 31             11.864328              19.185493           16.307639           15.011508
                                     ------------           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*(a)                              16%                     1%                  4%                 39%
                                     ============           ============        ============        ============

1995
Beginning unit value - Jan. 1           10.000000              16.344365           15.022875           10.000000
                                     ------------           ------------        ------------        ------------

Reinvested capital gains
and dividends                             .000000               1.217414             .817690             .092106
                                     ------------           ------------        ------------        ------------

Unrealized gain (loss)                    .309271               1.576618             .000000             .740132
                                     ------------           ------------        ------------        ------------

Asset charges                            (.047188)              (.170007)           (.145472)           (.047958)
                                     ------------           ------------        ------------        ------------

Ending unit value - Dec. 31             10.262083              18.968390           15.695093           10.784280
                                     ------------           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*(a)                               3%(b)                 16%                  4%                  8%(b)
                                     ============           ============        ============        ============


*        An annualized rate of return cannot be determined as:

         (a)      Asset charges do not include the policy charges discussed in note 2; and

         (b) This investment option was not utilized for the entire year indicated.

                        NATIONWIDE VLI SEPARATE ACCOUNT

            SINGLE PREMIUM CONTRACTS ISSUED PRIOR TO APRIL 16, 1990

                        (POLICY YEARS 11 AND THEREAFTER)

                       SCHEDULES OF CHANGES IN UNIT VALUE

                     YEARS ENDED DECEMBER 31, 1997 AND 1996

          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)




                                        Asset              Domestic            Emerging                                  Global
                                      Allocation            Income              Growth             Enterprise            Equity
                                        Fund                 Fund                Fund                Fund                 Fund
                                     ------------         ------------        ------------        ------------        ------------
1997
Beginning unit value - Jan. 1        $  24.345677            18.266338           13.507925           27.894373           11.900110
                                     ------------         ------------        ------------        ------------        ------------

Reinvested capital gains
and dividends                            4.028773             1.622049             .000000            5.154574            2.524570
                                     ------------         ------------        ------------        ------------        ------------

Unrealized gain (loss)                   1.266844              .546552            2.752212            3.379811            (.641040)
                                     ------------         ------------        ------------        ------------        ------------

Asset charges                            (.132783)            (.095839)           (.074370)           (.164472)           (.066233)
                                     ------------         ------------        ------------        ------------        ------------

Ending unit value - Dec. 31          $  29.508511            20.339100           16.185767           36.264286           13.717407
                                     ------------         ------------        ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 21%                  11%                 20%                 30%                 15%
                                     ============         ============        ============        ============        ============


1996
Beginning unit value - Jan. 1        $  21.519909            17.235188           11.655608           22.498859           10.262083
                                     ------------         ------------        ------------        ------------        ------------

Reinvested capital gains
and dividends                            3.464578             1.555582             .000000            3.057101             .359541
                                     ------------         ------------        ------------        ------------        ------------

Unrealized gain (loss)                   (.492537)            (.411984)           1.935344            2.501147            1.350463
                                     ------------         ------------        ------------        ------------        ------------

Asset charges                            (.146273)            (.112448)           (.083027)           (.162734)           (.071977)
                                     ------------         ------------        ------------        ------------        ------------

Ending unit value - Dec. 31          $  24.345677            18.266338           13.507925           27.894373           11.900110
                                     ------------         ------------        ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 13%                   6%                 16%                 24%                 16%
                                     ============         ============        ============        ============        ============

                                                                  Money            Real Estate
                                            Government            Market           Securities
                                              Fund                 Fund             Portfolio
                                           ------------        ------------        ------------
1997
Beginning unit value - Jan. 1                 19.243796           16.356824           15.056707
                                           ------------        ------------        ------------

Reinvested capital gains
and dividends                                  1.238209             .826847            2.055828
                                           ------------        ------------        ------------

Unrealized gain (loss)                          .606462             .000000            1.167058
                                           ------------        ------------        ------------

Asset charges                                  (.100123)           (.083594)           (.080930)
                                           ------------        ------------        ------------

Ending unit value - Dec. 31                   20.988344           17.100077           18.198663
                                           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                        9%                  5%                 21%
                                           ============        ============        ============


1996
Beginning unit value - Jan. 1                 18.968390           15.695093           10.784280
                                           ------------        ------------        ------------

Reinvested capital gains
and dividends                                  1.226436             .765692             .289605
                                           ------------        ------------        ------------

Unrealized gain (loss)                         (.828621)            .000000            4.058907
                                           ------------        ------------        ------------

Asset charges                                  (.122409)           (.103961)           (.076085)
                                           ------------        ------------        ------------

Ending unit value - Dec. 31                   19.243796           16.356824           15.056707
                                           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                        1%                  4%                 40%
                                           ============        ============        ============


* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

                        NATIONWIDE VLI SEPARATE ACCOUNT

           SINGLE PREMIUM CONTRACTS ISSUED ON OR AFTER APRIL 16, 1990

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)


                                         Asset               Domestic           Emerging                                Global
                                       Allocation            Income             Growth             Enterprise           Equity
                                         Fund                 Fund               Fund                Fund                Fund
                                     ------------         ------------        ------------        ------------        ------------
1997
Beginning unit value - Jan. 1        $  20.858239            18.004549           13.396950           26.183349           11.802380
                                     ------------         ------------        ------------        ------------        ------------

Reinvested capital gains
and dividends                            3.427827             1.586829             .000000            4.803438            2.485382
                                     ------------         ------------        ------------        ------------        ------------

Unrealized gain (loss)                   1.088735              .541166            2.718959            3.181817            (.621245)
                                     ------------         ------------        ------------        ------------        ------------

Asset charges                            (.294576)            (.244628)           (.190987)           (.399721)           (.170094)
                                     ------------         ------------        ------------        ------------        ------------

Ending unit value - Dec. 31          $  25.080225            19.887916           15.924922           33.768883           13.496423
                                     ------------         ------------        ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 20%                  10%                 19%                 29%                 14%
                                     ============         ============        ============        ============        ============


1996
Beginning unit value - Jan. 1        $  18.558022            17.099466           11.635640           21.257132           10.244489
                                     ------------         ------------        ------------        ------------        ------------

Reinvested capital gains
and dividends                            2.971435             1.534027             .000000            2.874772             .356729
                                     ------------         ------------        ------------        ------------        ------------

Unrealized gain (loss)                   (.417798)            (.405672)           1.929643            2.362697            1.346140
                                     ------------         ------------        ------------        ------------        ------------

Asset charges                            (.253420)            (.223272)           (.168333)           (.311252)           (.144978)
                                     ------------         ------------        ------------        ------------        ------------

Ending unit value - Dec. 31          $  20.858239            18.004549           13.396950           26.183349           11.802380
                                     ------------         ------------        ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                 12%                   5%                 15%                 23%                 15%
                                     ============         ============        ============        ============        ============


1995
Beginning unit value - Jan. 1        $  14.311997            14.272889                  **           15.720497                  **
                                     ------------         ------------                             ------------

Reinvested capital gains
and dividends                            2.086061             1.348751                                2.839638
                                     ------------         ------------                             ------------

Unrealized gain (loss)                   2.374431             1.683177                                2.939071
                                     ------------         ------------                             ------------

Asset charges                            (.214467)            (.205351)                               (.242074)
                                     ------------         ------------                             ------------

Ending unit value - Dec. 31          $  18.558022            17.099466                               21.257132
                                     ------------         ------------                             ------------

Percentage increase (decrease)
in unit value*                                 30%                  20%                                     35%
                                     ============         ============                            ============


                                                                  Money             Real Estate
                                           Government            Market             Securities
                                              Fund                Fund              Portfolio
                                           ------------        ------------        ------------
1997
Beginning unit value - Jan. 1                 14.546815           12.061110           14.933196
                                           ------------        ------------        ------------

Reinvested capital gains
and dividends                                   .932504             .607223            2.023697
                                           ------------        ------------        ------------

Unrealized gain (loss)                          .455416             .000000            1.156620
                                           ------------        ------------        ------------

Asset charges                                  (.196740)           (.159624)           (.207854)
                                           ------------        ------------        ------------

Ending unit value - Dec. 31                   15.737995           12.508709           17.905659
                                           ------------        ------------        ------------

Percentage increase (decrease)
in unit value*                                        8%                  4%                 20%
                                           ============        ============        ============


1996
Beginning unit value - Jan. 1                 14.433482           11.648994                  **
                                           ------------        ------------

Reinvested capital gains
and dividends                                   .930855             .566598
                                           ------------        ------------

Unrealized gain (loss)                         (.630892)            .000000
                                           ------------        ------------

Asset charges                                  (.186630)           (.154482)
                                           ------------        ------------

Ending unit value - Dec. 31                   14.546815           12.061110
                                           ------------

Percentage increase (decrease)
in unit value*                                        1%                  4%
                                           ============         ===========


1995
Beginning unit value - Jan. 1                 12.480782           11.189053                  **
                                            ------------        ------------

Reinvested capital gains
and dividends                                   .928076             .607952
                                            ------------        ------------

Unrealized gain (loss)                         1.202259             .000000
                                            ------------        ------------

Asset charges                                  (.177635)           (.148011)
                                            ------------        ------------

Ending unit value - Dec. 31                   14.433482           11.648994
                                            ------------        ------------

Percentage increase (decrease)
in unit value*                                       16%                  4%
                                           ============        ============

* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

** This investment option was not being utilized or was not available.

                        NATIONWIDE VLI SEPARATE ACCOUNT

           MULTIPLE PAYMENT CONTRACTS AND FLEXIBLE PREMIUM CONTRACTS

                       SCHEDULES OF CHANGES IN UNIT VALUE

                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

          (UNDERLYING MUTUAL FUNDS OF VAN KAMPEN AMERICAN CAPITAL LIT)




                                        ASSET
                                      ALLOCATION           ENTERPRISE
                                         FUND                 FUND
                                     ------------         ------------
1997**
   Beginning unit value - Jan  1     $  18.790954            22.452797
                                     ------------         ------------

   Reinvested capital gains
     and dividends                       3.101494             4.137761
                                     ------------         ------------

   Unrealized gain (loss)                 .978939             2.723484
                                     ------------         ------------

   Asset charges                         (.163721)            (.211480)
                                     ------------         ------------

   Ending unit value - Dec. 31       $  22.707666            29.102562
                                     ------------         ------------

   Percentage increase (decrease)
     in unit value*                            21%                  30%
                                     ============         ============


1996
   Beginning unit value - Jan  1     $  16.634918            18.137100
                                     ------------         ------------

   Reinvested capital gains
     and dividends                       2.675077             2.462233
                                     ------------         ------------

   Unrealized gain (loss)                (.378897)            2.017312
                                     ------------         ------------

   Asset charges                         (.140144)            (.163848)
                                     ------------         ------------

   Ending unit value - Dec. 31       $  18.790954            22.452797
                                     ------------         ------------

   Percentage increase (decrease)
     in unit value*                            13%                  24%
                                     ============         ============


1995
   Beginning unit value - Jan  1     $  12.765144            13.346462
                                     ------------         ------------

   Reinvested capital gains
     and dividends                       1.869449             2.421740
                                     ------------         ------------

   Unrealized gain (loss)                2.118344             2.495698
                                     ------------         ------------

   Asset charges                         (.118019)            (.126800)
                                     ------------         ------------

   Ending unit value - Dec. 31       $  16.634918            18.137100
                                     ------------         ------------

   Percentage increase (decrease)
     in unit value*                            30%                  36%
                                     ============         ============


* An annualized rate of return cannot be determined as asset charges do not include the policy charges discussed in note 2.

** No other investment options were being utilized.

See note 7.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors
Nationwide Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company and subsidiaries (collectively the Company), a wholly owned subsidiary of Nationwide Financial Services, Inc., as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                    KPMG Peat Marwick LLP


Columbus, Ohio
January 30, 1998

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                           Consolidated Balance Sheets

                            (in millions of dollars)


                                                                                                   December 31,
                                                                                        -----------------------------------
                                        ASSETS                                                1997               1996
                                        ------
                                                                                        -----------------   ---------------
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity securities                                                               $13,204.1           $12,304.6
    Equity securities                                                                            80.4                59.1
  Mortgage loans on real estate, net                                                          5,181.6             5,272.1
  Real estate, net                                                                              311.4               265.8
  Policy loans                                                                                  415.3               371.8
  Other long-term investments                                                                    25.2                28.7
  Short-term investments                                                                        358.4                 4.8
                                                                                           ----------           ---------
                                                                                             19,576.4            18,306.9
                                                                                           ----------           ---------

Cash                                                                                            175.6                43.8
Accrued investment income                                                                       210.5               210.2
Deferred policy acquisition costs                                                             1,665.4             1,366.5
Investment in subsidiaries classified as discontinued operations                                  -                 485.7
Other assets                                                                                    438.4               426.5
Assets held in Separate Accounts                                                             37,724.4            26,926.7
                                                                                           ----------           ---------
                                                                                            $59,790.7           $47,766.3
                                                                                           ==========           =========

                         LIABILITIES AND SHAREHOLDER'S EQUITY
                         ------------------------------------

Future policy benefits and claims                                                           $18,702.8           $17,600.6
Other liabilities                                                                               885.6             1,101.1
Liabilities related to Separate Accounts                                                     37,724.4            26,926.7
                                                                                           ----------           ---------
                                                                                             57,312.8            45,628.4
                                                                                           ----------           ---------

Commitments and contingencies (notes 7 and 13)

Shareholder's equity:
  Common stock, $1 par value.  Authorized 5.0 million shares;
    3.8 million shares issued and outstanding                                                     3.8                 3.8
  Additional paid-in capital                                                                    914.7               527.9
  Retained earnings                                                                           1,312.3             1,432.6
  Unrealized gains on securities available-for-sale, net                                        247.1               173.6
                                                                                           ----------           ---------
                                                                                              2,477.9             2,137.9
                                                                                           ----------           ---------
                                                                                            $59,790.7           $47,766.3
                                                                                           ==========           =========



See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                        Consolidated Statements of Income

                            (in millions of dollars)


                                                                                        Years ended December 31,
                                                                              ---------------------------------------------
                                                                                  1997            1996           1995
                                                                              -------------   -------------  --------------

Revenues:
  Investment product and universal life insurance product policy charges       $   545.2       $   400.9      $   286.6
  Traditional life insurance premiums                                              205.4           198.6          199.1
  Net investment income                                                          1,409.2         1,357.8        1,294.0
  Realized gains (losses) on investments                                            11.1            (0.3)          (1.7)
  Other                                                                             46.5            35.9           20.7
                                                                              ----------      ----------     ----------
                                                                                 2,217.4         1,992.9        1,798.7
                                                                              ----------      ----------     ----------
Benefits and expenses:
  Interest credited to policyholder account balances                             1,016.6           982.3          950.3
  Other benefits and claims                                                        178.2           178.3          165.2
  Policyholder dividends on participating policies                                  40.6            41.0           39.9
  Amortization of deferred policy acquisition costs                                167.2           133.4           82.7
  Other operating expenses                                                         384.9           342.4          273.0
                                                                              ----------      ----------     ----------
                                                                                 1,787.5         1,677.4        1,511.1
                                                                              ----------      ----------     ----------

    Income from continuing operations before federal income tax expense            429.9           315.5          287.6

Federal income tax expense                                                         150.2           110.9           99.8
                                                                              ----------      ----------     ----------

    Income from continuing operations                                              279.7           204.6          187.8

Income from discontinued operations (less federal income tax expense
  of $4.5 and $7.4 in 1996 and 1995, respectively)                                   -              11.3           24.7
                                                                              ----------      ----------     ----------

    Net income                                                                 $   279.7       $   215.9      $   212.5
                                                                              ==========      ==========     ==========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                 Consolidated Statements of Shareholder's Equity

                            (in millions of dollars)


                                                                                          Unrealized
                                                                                            gains
                                                                                           (losses)
                                                           Additional                   on securities       Total
                                                Common       paid-in       Retained       available-    shareholder's
                                                 stock       capital       earnings     for-sale, net       equity
                                              ----------- ------------- -------------- ---------------- -------------
December 31, 1994                                 $3.8       $ 606.2       $1,378.2         $(119.7)       $1,868.5

  Capital contribution                             -            51.0            -              (4.1)           46.9
  Net income                                       -             -            212.5             -             212.5
  Dividends to shareholder                         -             -             (7.5)            -              (7.5)
  Unrealized gains on securities available-
    for-sale, net                                  -             -              -             508.1           508.1
                                              --------      --------       --------        --------       ---------
December 31, 1995                                  3.8         657.2        1,583.2           384.3          2628.5

  Net income                                       -             -            215.9             -             215.9
  Dividends to shareholder                         -          (129.3)        (366.5)          (39.8)         (535.6)
  Unrealized losses on securities available-
    for-sale, net                                  -             -              -            (170.9)         (170.9)
                                              --------      --------       --------        --------       ---------
December 31, 1996                                  3.8         527.9        1,432.6           173.6         2,137.9

  Capital contribution                             -           836.8            -               -             836.8
  Net income                                       -             -            279.7             -             279.7
  Dividends to shareholder                         -          (450.0)        (400.0)            -            (850.0)
  Unrealized gains on securities available-
    for-sale, net                                  -             -              -              73.5            73.5
                                              --------      --------       --------        --------       ---------
December 31, 1997                                 $3.8       $ 914.7       $1,312.3         $ 247.1        $2,477.9
                                              ========      ========       ========        ========       =========




See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                      Consolidated Statements of Cash Flows

                            (in millions of dollars)


                                                                                           Years ended December 31,
                                                                                ----------------------------------------------
                                                                                     1997           1996            1995
                                                                                ------------------------------ ---------------

Cash flows from operating activities:
  Net income                                                                     $    279.7      $   215.9       $   212.5
  Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account balances                            1,016.6          982.3           950.3
      Capitalization of deferred policy acquisition costs                            (487.9)        (422.6)         (321.3)
      Amortization of deferred policy acquisition costs                               167.2          133.4            82.7
      Amortization and depreciation                                                    (2.0)           7.0            10.2
      Realized (gains) losses on invested assets, net                                 (11.1)          (0.3)            3.3
      (Increase) decrease in accrued investment income                                 (0.3)           2.8           (16.9)
      (Increase) decrease in other assets                                             (12.7)         (38.9)           39.9
      (Decrease) increase in policy liabilities                                       (23.1)        (151.0)          123.9
      Increase in other liabilities                                                   230.6          191.4            27.0
      Other, net                                                                      (10.9)         (61.7)            1.8
                                                                                -----------      ---------        --------
        Net cash provided by operating activities                                   1,146.1          858.3         1,113.4
                                                                                -----------      ---------        --------

Cash flows from investing activities:
  Proceeds from maturity of securities available-for-sale                             993.4        1,162.8           634.6
  Proceeds from sale of securities available-for-sale                                 574.5          299.6           107.3
  Proceeds from maturity of fixed maturity securities held-to-maturity                  -              -             564.4
  Proceeds from repayments of mortgage loans on real estate                           437.3          309.0           207.8
  Proceeds from sale of real estate                                                    34.8           18.5            48.3
  Proceeds from repayments of policy loans and sale of other invested assets           22.7           22.8            53.6
  Cost of securities available-for-sale acquired                                   (2,828.1)      (1,573.6)       (1,942.4)
  Cost of fixed maturity securities held-to-maturity acquired                           -              -            (593.6)
  Cost of mortgage loans on real estate acquired                                     (752.2)        (972.8)         (796.0)
  Cost of real estate acquired                                                        (24.9)          (7.9)          (10.9)
  Policy loans issued and other invested assets acquired                              (62.5)         (57.7)          (75.9)
  Short-term investments, net                                                        (354.8)          28.0            77.8
                                                                                -----------      ---------        --------
        Net cash used in investing activities                                      (1,959.8)        (771.3)       (1,725.0)
                                                                                -----------      ---------        --------

Cash flows from financing activities:
  Proceeds from capital contributions                                                 836.8            -               -
  Cash dividends paid                                                                   -            (50.0)           (7.5)
  Increase in investment product and universal life insurance
    product account balances                                                        2,488.5        1,781.8         1,883.7
  Decrease in investment product and universal life insurance
    product account balances                                                       (2,379.8)      (1,784.5)       (1,258.7)
                                                                                -----------      ---------        --------
        Net cash provided by (used in) financing activities                           945.5          (52.7)          617.5
                                                                                -----------      ---------        --------
Net increase in cash                                                                  131.8           34.3             5.9

Cash, beginning of year                                                                43.8            9.5             3.6
                                                                                -----------      ---------        --------

Cash, end of year                                                                $    175.6      $    43.8       $     9.5
                                                                                ===========      =========       =========

See accompanying notes to consolidated financial statements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

                   Notes to Consolidated Financial Statements

                        December 31, 1997, 1996 and 1995


(1)      ORGANIZATION AND DESCRIPTION OF BUSINESS

         Prior to January 27, 1997, Nationwide Life Insurance Company (NLIC) was wholly owned by Nationwide Corporation (Nationwide Corp.). On that date, Nationwide Corp. contributed the outstanding shares of NLIC's common stock to Nationwide Financial Services, Inc. (NFS), a holding company formed by Nationwide Corp. in November 1996 for NLIC and the other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. On March 11 1997, NFS completed an initial public offering of its Class A common stock.

         During 1996 and 1997, Nationwide Corp. and NFS completed certain transactions in anticipation of the initial public offering that focused the business of NFS on long-term savings and retirement products. On September 24, 1996, NLIC declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of certain subsidiaries that do not offer or distribute long-term savings or retirement products. In addition, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to two affiliates effective January 1, 1996. These subsidiaries, through December 31, 1996, and all accident and health and group life insurance business have been accounted for as discontinued operations for all periods presented. See notes 11 and 15. Additionally, NLIC paid $900.0 million of dividends, $50.0 million to Nationwide Corp. on December 31, 1996 and $850.0 million to NFS, which then made an equivalent dividend to Nationwide Corp., on February 24, 1997.

         NFS contributed $836.8 million to the capital of NLIC during March
         1997.

         Wholly owned subsidiaries of NLIC include Nationwide Life and Annuity Insurance Company (NLAIC), Nationwide Advisory Services, Inc., Nationwide Investment Services Corporation and NWE, Inc. NLIC and its subsidiaries are collectively referred to as "the Company."

         The Company is a leading provider of long-term savings and retirement products. The Company is subject to regulation by the Insurance Departments of states in which it is licensed, and undergoes periodic examinations by those departments.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles, which differ from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for NLIC and NLAIC, filed with the Department of Insurance of the State of Ohio (the Department), are prepared on the basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued

         In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

         The most significant estimates include those used in determining deferred policy acquisition costs, valuation allowances for mortgage loans on real estate and real estate investments and the liability for future policy benefits and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

         (a)  CONSOLIDATION POLICY

              The consolidated financial statements include the accounts of NLIC and its wholly owned subsidiaries. Subsidiaries that are classified and reported as discontinued operations are not consolidated but rather are reported as "Investment in subsidiaries classified as discontinued operations" in the accompanying consolidated balance sheets and "Income from discontinued operations" in the accompanying consolidated statements of income. All significant intercompany balances and transactions have been eliminated.

         (b)  VALUATION OF INVESTMENTS AND RELATED GAINS AND LOSSES

              The Company is required to classify its fixed maturity securities and equity securities as either held-to-maturity, available-for-sale or trading. Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity and all equity securities are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of shareholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as held-to-maturity or trading as of December 31, 1997 or 1996.

              Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the fair value of the collateral, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in interest income in the period received.

              Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances. Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount.

              Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Estimates for valuation allowances and other than temporary declines are included in realized gains and losses on investments.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (c)  REVENUES AND BENEFITS

              INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS:
              Investment products consist primarily of individual and group variable and fixed annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance, policy administration and surrender charges that have been earned and assessed against policy account balances during the period. Policy benefits and claims that are charged to expense include interest credited to policy account balances and benefits and claims incurred in the period in excess of related policy account balances.

              TRADITIONAL LIFE INSURANCE PRODUCTS: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

         (d)  DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been deferred. For investment products and universal life insurance products, deferred policy acquisition costs are being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance, policy administration and surrender charges. For years in which gross profits are negative, deferred policy acquisition costs are amortized based on the present value of gross revenues. Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b). For traditional life insurance products, these deferred policy acquisition costs are predominantly being amortized with interest over the premium paying period of the related policies in proportion to the ratio of actual annual premium revenue to the anticipated total premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits.

         (e)  SEPARATE ACCOUNTS

              Separate Account assets and liabilities represent contractholders' funds which have been segregated into accounts with specific investment objectives. For all but $365.5 million of separate account assets, the investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the Separate Accounts is not reflected in the consolidated statements of income and cash flows except for the fees the Company receives.

         (f)  FUTURE POLICY BENEFITS

              Future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies have been calculated based on participants' contributions plus interest credited less applicable contract charges.

              Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields and withdrawals which were used or which were being experienced at the time the policies were issued, rather than the assumptions prescribed by state regulatory authorities. See note 4.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         (g)  PARTICIPATING BUSINESS

              Participating business represents approximately 50% in 1997 (52% in 1996 and 54% in 1995) of the Company's life insurance in force, 77% in 1997 (78% in 1996 and 79% in 1995) of the number of life insurance policies in force, and 27% in 1997 (40% in 1996 and 47% in 1995) of life insurance statutory premiums. The provision for policyholder dividends is based on current dividend scales and is included in "Future policy benefits and claims" in the accompanying consolidated balance sheets.

         (h)  FEDERAL INCOME TAX

              The Company files a consolidated federal income tax return with Nationwide Mutual Insurance Company (NMIC), the majority shareholder of Nationwide Corp. The members of the consolidated tax return group have a tax sharing arrangement which provides, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.

              The Company utilizes the asset and liability method of accounting for income tax. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce the deferred tax assets to the amounts expected to be realized.

         (i)  REINSURANCE CEDED

              Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis. All of the Company's accident and health and group life insurance business is ceded to affiliates and is accounted for as discontinued operations. See notes 11 and 15.

         (j)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

              STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 130 - REPORTING COMPREHENSIVE INCOME was issued in June 1997 and is effective for fiscal years beginning after December 15, 1997. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders and includes net income. Comprehensive income would be reported in addition to earnings amounts currently presented. The Company will adopt the statement and begin reporting comprehensive income in the first quarter of 1998.

         (k)  RECLASSIFICATION

              Certain items in the 1996 and 1995 consolidated financial statements have been reclassified to conform to the 1997 presentation.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued




(3)      INVESTMENTS

         The amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of December 31, 1997 and 1996 were:

                                                                                     Gross         Gross
                                                                    Amortized     unrealized    unrealized     Estimated
             (in millions of dollars)                                 cost           gains        losses       fair value
                                                                 --------------  ------------  -------------  ------------
             December 31, 1997:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies            $     305.1    $     8.6      $    -        $     313.7
                 Obligations of states and political subdivisions          1.6          -             -                1.6
                 Debt securities issued by foreign governments            93.3          2.7          (0.2)            95.8
                 Corporate securities                                  8,698.7        355.5         (11.5)         9,042.7
                 Mortgage-backed securities                            3,634.2        118.6          (2.5)         3,750.3
                                                                  ------------    ---------     ---------      -----------
                     Total fixed maturity securities                  12,732.9        485.4         (14.2)        13,204.1
               Equity securities                                          67.8         12.9          (0.3)            80.4
                                                                  ------------    ---------     ---------      -----------
                                                                   $  12,800.7    $   498.3      $  (14.5)     $  13,284.5
                                                                  ============    =========     =========      ===========

             December 31, 1996:
               Fixed maturity securities:
                 U.S. Treasury securities and obligations of U.S.
                   government corporations and agencies            $     275.7    $     4.8      $   (1.3)     $     279.2
                 Obligations of states and political subdivisions          6.2          0.5           -                6.7
                 Debt securities issued by foreign governments           100.7          2.1          (0.9)           101.9
                 Corporate securities                                  7,999.3        285.9         (33.7)         8,251.5
                 Mortgage-backed securities                            3,589.0         91.4         (15.1)         3,665.3
                                                                  ------------    ---------     ---------      -----------
                     Total fixed maturity securities                  11,970.9        384.7         (51.0)        12,304.6
               Equity securities                                          43.9         15.6          (0.4)            59.1
                                                                  ------------    ---------     ---------      -----------
                                                                   $  12,014.8    $   400.3      $  (51.4)     $  12,363.7
                                                                  ============    =========     =========      ===========


         The amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                                 Amortized        Estimated
             (in millions of dollars)                                               cost          fair value
                                                                              --------------      ----------
             Fixed maturity securities available for sale:
               Due in one year or less                                            $     419.2      $     422.1
               Due after one year through five years                                  4,573.5          4,708.4
               Due after five years through ten years                                 2,772.6          2,879.7
               Due after ten years                                                    1,333.4          1,443.6
                                                                                  -----------      -----------
                                                                                      9,098.7          9,453.8
             Mortgage-backed securities                                               3,634.2          3,750.3
                                                                                  -----------      -----------
                                                                                  $  12,732.9      $  13,204.1
                                                                                  ===========      ===========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:


             (in millions of dollars)                                                1997          1996
                                                                                 -----------     ----------
             Gross unrealized gains                                                 $ 483.8        $349.0
             Adjustment to deferred policy acquisition costs                         (103.7)        (81.9)
             Deferred federal income tax                                             (133.0)        (93.5)
                                                                                   --------       -------
                                                                                    $ 247.1        $173.6
                                                                                   ========       =======

         An analysis of the change in gross unrealized gains (losses) on securities available-for-sale and fixed maturity securities held-to-maturity follows for the years ended December 31:


             (in millions of dollars)                                         1997          1996           1995
                                                                          -----------   -------------   -----------
             Securities available-for-sale:
               Fixed maturity securities                                      $137.5       $(289.2)       $876.3
               Equity securities                                                (2.7)          8.9           -
             Fixed maturity securities held-to-maturity                          -             -            75.6
                                                                             -------       -------       -------
                                                                              $134.8       $(280.3)      $ 951.9
                                                                             =======       =======       =======

         Proceeds from the sale of securities available-for-sale during 1997, 1996 and 1995 were $574.5 million, $299.6 million and $107.3 million, respectively. During 1997, gross gains of $9.9 million ($6.6 million and $4.8 million in 1996 and 1995, respectively) and gross losses of $18.0 million ($6.9 million and $2.1 million in 1996 and 1995, respectively) were realized on those sales. In addition, gross gains of $15.1 million and gross losses of $0.7 million were realized in 1997 when the Company paid a dividend to NFS, which then made an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million.

         During 1995, the Company transferred fixed maturity securities classified as held-to-maturity with amortized cost of $25.4 million to available-for-sale securities due to evidence of a significant deterioration in the issuer's creditworthiness. The transfer of those fixed maturity securities resulted in a gross unrealized loss of $3.5 million.

         As permitted by the Financial Accounting Standards Board's Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, issued in November 1995, the Company transferred nearly all of its fixed maturity securities previously classified as held-to-maturity to available-for-sale. As of December 14, 1995, the date of transfer, the fixed maturity securities had amortized cost of $3.32 billion, resulting in a gross unrealized gain of $155.9 million.

         The recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 1997 was $19.9 million ($51.8 million as of December 31, 1996), which includes $3.9 million ($41.7 million as of December 31, 1996) of impaired mortgage loans on real estate for which the related valuation allowance was $0.1 million ($8.5 million as of December 31, 1996) and $16.0 million ($10.1 million as of December 31,
         1996) of impaired mortgage loans on real estate for which there was no valuation allowance. During 1997, the average recorded investment in impaired mortgage loans on real estate was approximately $31.8 million ($39.7 million in 1996) and interest income recognized on those loans was $1.0 million ($2.1 million in 1996), which is equal to interest income recognized using a cash-basis method of income recognition.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Activity in the valuation allowance account for mortgage loans on real estate is summarized for the years ended December 31:

             (in millions of dollars)                                               1997          1996
                                                                                ------------- -------------
             Allowance, beginning of year                                            $51.0         $49.1
               (Reductions) additions charged to operations                           (1.2)          4.5
               Direct write-downs charged against the allowance                       (7.3)         (2.6)
                                                                                    ------        ------
             Allowance, end of year                                                  $42.5         $51.0
                                                                                    ======        ======

         Real estate is presented at cost less accumulated depreciation of $45.1 million as of December 31, 1997 ($30.3 million as of December 31, 1996) and valuation allowances of $11.1 million as of December 31, 1997 ($15.2 million as of December 31, 1996).

         Investments that were non-income producing for the twelve month period preceding December 31, 1997 amounted to $19.4 million ($26.8 million for 1996) and consisted of $3.0 million ($0.2 million in 1996) in securities available-for-sale, $16.4 million ($20.6 million in 1996) in real estate and none ($5.9 million in 1996) in other long-term investments.

         An analysis of investment income by investment type follows for the years ended December 31:

             (in millions of dollars)                                      1997             1996           1995
                                                                        -----------      ---------      ---------
             Gross investment income:
               Securities available-for-sale:
                 Fixed maturity securities                                $  911.6        $  917.1       $  685.8
                 Equity securities                                             0.8             1.3            1.3
               Fixed maturity securities held-to-maturity                      -               -            201.8
               Mortgage loans on real estate                                 457.7           432.8          395.5
               Real estate                                                    42.9            44.3           38.3
               Short-term investments                                         22.7             4.2           10.6
               Other                                                          21.0             4.0            7.2
                                                                          --------        --------       --------
                   Total investment income                                 1,456.7         1,403.7        1,340.5
             Less investment expenses                                         47.5            45.9           46.5
                                                                          --------        --------       --------
                   Net investment income                                  $1,409.2        $1,357.8       $1,294.0
                                                                          ========        ========       ========

         An analysis of realized gains (losses) on investments, net of valuation allowances, by investment type follows for the years ended December 31:

             (in millions of dollars)                                       1997            1996           1995
                                                                         ---------       ---------       --------
             Securities available-for-sale:
               Fixed maturity securities                                    $ 3.6           $(3.5)         $ 4.2
               Equity securities                                              2.7             3.2            3.4
             Mortgage loans on real estate                                    1.6            (4.1)          (7.1)
             Real estate and other                                            3.2             4.1           (2.2)
                                                                           ------          ------         ------
                                                                            $11.1           $(0.3)         $(1.7)
                                                                           ======          ======         ======

         Fixed maturity securities with an amortized cost of $6.2 million as of December 31, 1997 and 1996 were on deposit with various regulatory agencies as required by law.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(4)      FUTURE POLICY BENEFITS AND CLAIMS

         The liability for future policy benefits for investment contracts represents approximately 86% and 87% of the total liability for future policy benefits as of December 31, 1997 and 1996, respectively. The average interest rate credited on investment product policies was approximately 6.1%, 6.3% and 6.6% for the years ended December 31, 1997, 1996 and 1995, respectively.

         The liability for future policy benefits for traditional life insurance policies has been established based upon the following assumptions:

              INTEREST RATES: Interest rates vary by issue year and were 6.9% and 6.6% in 1997 and 1996, respectively. Interest rates have generally ranged from 6.0% to 10.5% for previous issue years.

              WITHDRAWALS: Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

              MORTALITY: Mortality and morbidity rates are based on published tables, modified for the Company's actual experience.

         The Company has entered into a reinsurance contract to cede a portion of its general account individual annuity business to The Franklin Life Insurance Company (Franklin). Total recoveries due from Franklin were $220.2 million and $240.5 million as of December 31, 1997 and 1996, respectively. The contract is immaterial to the Company's results of operations. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. Under the terms of the contract, Franklin has established a trust as collateral for the recoveries. The trust assets are invested in investment grade securities, the market value of which must at all times be greater than or equal to 102% of the reinsured reserves.

         The Company has reinsurance agreements with certain affiliates as described in note 11. All other reinsurance agreements are not material to either premiums or reinsurance recoverables.


(5)      FEDERAL INCOME TAX

         The Company's current federal income tax liability was $60.1 million and $30.2 million as of December 31, 1997 and 1996, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31, 1997 and 1996 are as follows:

             (in millions of dollars)                                        1997            1996
                                                                          ----------      ----------
             Deferred tax assets:
               Future policy benefits                                       $200.1          $183.0
               Liabilities in Separate Accounts                              242.0           188.4
               Mortgage loans on real estate and real estate                  19.0            23.4
               Other assets and other liabilities                             59.2            53.7
                                                                           -------          ------
                 Total gross deferred tax assets                             520.3           448.5
                 Less valuation allowance                                     (7.0)           (7.0)
                                                                           -------          ------
                 Net deferred tax assets                                     513.3           441.5
                                                                           -------          ------

             Deferred tax liabilities:
               Deferred policy acquisition costs                             480.5           399.3
               Fixed maturity securities                                     193.3           133.2
               Deferred tax on realized investment gains                      40.1            37.6
               Equity securities and other long-term investments               7.5             8.2
               Other                                                          22.2            25.4
                                                                           -------          ------
                 Total gross deferred tax liabilities                        743.6           603.7
                                                                           -------          ------
                 Net deferred tax liability                                 $230.3          $162.2
                                                                           =======          ======

         In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Nearly all future deductible amounts can be offset by future taxable amounts or recovery of federal income tax paid within the statutory carryback period. There has been no change in the valuation allowance for the years ended December 31, 1997, 1996 and 1995.

         Federal income tax expense attributable to income from continuing operations for the years ended December 31 was as follows:

           (in millions of dollars)                                   1997            1996            1995
                                                                   ---------       ---------       ---------
           Currently payable                                         $121.7          $116.5           $88.7
           Deferred tax expense (benefit)                              28.5            (5.6)           11.1
                                                                     ------          ------          ------
                                                                     $150.2          $110.9           $99.8
                                                                     ======          ======          ======

         Total federal income tax expense for the years ended December 31, 1997, 1996 and 1995 differs from the amount computed by applying the U.S. federal income tax rate to income before tax as follows:

                                                           1997                     1996                     1995
                                                   ----------------------   ----------------------   ----------------------
         (in millions of dollars)                     Amount        %          Amount        %          Amount        %
                                                   ----------------------   ------------- --------   ------------- --------
         Computed (expected) tax expense               $150.5      35.0         $110.4      35.0         $100.6      35.0
         Tax exempt interest and dividends
           received deduction                             -         0.0           (0.2)     (0.1)           -         0.0
         Other, net                                      (0.3)     (0.1)           0.7       0.3           (0.8)     (0.3)
                                                       ------      ----         ------      ----         ------      ----
             Total (effective rate of each year)       $150.2      34.9         $110.9      35.2         $ 99.8      34.7
                                                       ======      ====         ======      ====         ======      ====

         Total federal income tax paid was $91.8 million, $115.8 million and $51.8 million during the years ended December 31, 1997, 1996 and 1995, respectively.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(6)      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following disclosures summarize the carrying amount and estimated fair value of the Company's financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements of financial instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The fair value of a financial instrument is defined as the amount at which the financial instrument could be exchanged in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on estimates using present value or other valuation techniques. Many of the Company's assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.

         Although insurance contracts, other than policies such as annuities that are classified as investment contracts, are specifically exempted from the disclosure requirements, estimated fair value of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.

         The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures:

              FIXED MATURITY AND EQUITY SECURITIES: The fair value for fixed maturity securities is based on quoted market prices, where available. For fixed maturity securities not actively traded, fair value is estimated using values obtained from independent pricing services or, in the case of private placements, is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

              MORTGAGE LOANS ON REAL ESTATE, NET: The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair value for mortgage loans in default is the estimated fair value of the underlying collateral.

              POLICY LOANS, SHORT-TERM INVESTMENTS AND CASH: The carrying amount reported in the consolidated balance sheets for these instruments approximates their fair value.

              SEPARATE ACCOUNT ASSETS AND LIABILITIES: The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the amount payable on demand, which includes certain surrender charges.

              INVESTMENT CONTRACTS: The fair value for the Company's liabilities under investment type contracts is disclosed using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


              POLICY RESERVES ON LIFE INSURANCE CONTRACTS: Included are disclosures for individual life insurance, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company's limited payment policies, which the Company has used discounted cash flow analyses similar to those used for investment contracts with known maturities to estimate fair value.

              COMMITMENTS TO EXTEND CREDIT: Commitments to extend credit have nominal fair value because of the short-term nature of such commitments. See note 13.

           Carrying amount and estimated fair value of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts were as follows as of December 31:


                                                                         1997                              1996
                                                             ------------------------------   -------------------------------
                                                                Carrying      Estimated          Carrying       Estimated
               (in millions of dollars)                          amount       fair value          amount        fair value
                                                             ------------------------------   --------------- ---------------

               Assets:
                 Investments:
                   Securities available-for-sale:
                     Fixed maturity securities                  $13,204.1      $13,204.1         $12,304.6       $12,304.6
                     Equity securities                               80.4           80.4              59.1            59.1
                   Mortgage loans on real estate, net             5,181.6        5,509.7           5,272.1         5,397.9
                   Policy loans                                     415.3          415.3             371.8           371.8
                   Short-term investments                           358.4          358.4               4.8             4.8
                 Cash                                               175.6          175.6              43.8            43.8
                 Assets held in Separate Accounts                37,724.4       37,724.4          26,926.7        26,926.7

               Liabilities:
                 Investment contracts                            14,708.2       14,322.1          13,914.4        13,484.5
                 Policy reserves on life insurance contracts      3,345.4        3,182.4           3,392.8         3,197.5
                 Liabilities related to Separate Accounts        37,724.4       36,747.0          26,926.7        26,164.2




(7)      RISK DISCLOSURES

         The following is a description of the most significant risks facing life insurers and how the Company mitigates those risks:

         LEGAL/REGULATORY RISK: The risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduce demand for a company's products, or create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

         CREDIT RISK: The risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining reinsurance and credit and collection policies and by providing for any amounts deemed uncollectible.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         INTEREST RATE RISK: The risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for non-conformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

         FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK: The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.

         Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower, and are subject to conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management's case-by-case credit evaluation of the borrower and the borrower's loan collateral. The underlying mortgage property represents the collateral if the commitment is funded. The Company's policy for new mortgage loans on real estate is to lend no more than 75% of collateral value. Should the commitment be funded, the Company's exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $341.4 million extending into 1998 were outstanding as of December 31, 1997. The Company also had $63.9 million of commitments to purchase fixed maturity securities outstanding as of December 31, 1997.

         SIGNIFICANT CONCENTRATIONS OF CREDIT RISK: The Company grants mainly commercial mortgage loans on real estate to customers throughout the United States. The Company has a diversified portfolio with no more than 20% (21% in 1996) in any geographic area and no more than 2% (2% in 1996) with any one borrower as of December 31, 1997. As of December 31, 1997, 46% (44% in 1996) of the remaining principal balance of the Company's commercial mortgage loan portfolio financed retail properties.

         The Company had a significant reinsurance recoverable balance from one reinsurer as of December 31, 1997 and 1996. See note 4.

(8)      PENSION PLAN

         The Company is a participant, together with other affiliated companies, in a pension plan covering all employees who have completed at least one year of service. Benefits are based upon the highest average annual salary of a specified number of consecutive years of the last ten years of service. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work efforts benefit the Company.

         Effective January 1, 1995, the plan was amended to provide enhanced benefits for participants who met certain eligibility requirements and elected early retirement no later than March 15, 1995. The entire cost of the enhanced benefit was borne by NMIC and certain of its property and casualty insurance company affiliates.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Effective December 31, 1995, the Nationwide Insurance Companies and Affiliates Retirement Plan was merged with the Farmland Mutual Insurance Company Employees' Retirement Plan and the Wausau Insurance Companies Pension Plan to form the Nationwide Insurance Enterprise Retirement Plan (the Retirement Plan). Immediately prior to the merger, the plans were amended to provide consistent benefits for service after January 1, 1996. These amendments had no significant impact on the accumulated benefit obligation or projected benefit obligation as of December 31, 1995.

         Pension costs charged to operations by the Company during the years ended December 31, 1997, 1996 and 1995 were $7.5 million, $7.4 million and $10.5 million, respectively.

         The Company had no net accrued pension expense as of December 31, 1997 ($1.1 million as of December 31, 1996).

         The net periodic pension cost for the Retirement Plan as a whole for the years ended December 31, 1997 and 1996 and for the Nationwide Insurance Companies and Affiliates Retirement Plan as a whole for the year ended December 31, 1995 follows:

              (in millions of dollars)                                   1997             1996              1995
                                                                     -----------      -----------       -----------

              Service cost (benefits earned during the period)        $   77.3         $   75.5          $   64.5
              Interest cost on projected benefit obligation              118.6            105.5              95.3
              Actual return on plan assets                              (328.0)          (210.6)           (249.3)
              Net amortization and deferral                              196.4            101.8             143.4
                                                                      --------         --------          --------
                                                                      $   64.3         $   72.2          $   53.9
                                                                      ========         ========          ========

         Basis for measurements, net periodic pension cost:


                                                                        1997             1996              1995
                                                                    -----------      -----------       -----------

              Weighted average discount rate                           6.50%            6.00%             7.50%
              Rate of increase in future compensation levels           4.75%            4.25%             6.25%
              Expected long-term rate of return on plan assets         7.25%            6.75%             8.75%

         Information regarding the funded status of the Retirement Plan as a whole as of December 31, 1997 and 1996 follows:

              (in millions of dollars)                                           1997              1996
                                                                             -----------       -----------
              Accumulated benefit obligation:
                Vested                                                         $1,547.5          $1,338.6
                Nonvested                                                          13.5              11.1
                                                                               --------         ---------
                                                                               $1,561.0          $1,349.7
                                                                               ========         =========

              Net accrued pension expense:
                Projected benefit obligation for services rendered to date     $2,033.8          $1,847.8
                Plan assets at fair value                                       2,212.9           1,947.9
                                                                              ---------         ---------
                  Plan assets in excess of projected benefit obligation           179.1             100.1
                Unrecognized prior service cost                                    34.7              37.9
                Unrecognized net gains                                           (330.7)           (202.0)
                Unrecognized net asset at transition                               33.3              37.2
                                                                              ---------         ---------
                                                                              $   (83.6)        $   (26.8)
                                                                              =========         =========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Basis for measurements, funded status of plan:

                                                                                1997              1996
                                                                             -----------       -----------

              Weighted average discount rate                                   6.00%             6.50%
              Rate of increase in future compensation levels                   4.25%             4.75%

         Assets of the Retirement Plan are invested in group annuity contracts of NLIC and Employers Life Insurance Company of Wausau (ELICW).

(9)      POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

         In addition to the defined benefit pension plan, the Company, together with other affiliated companies, participates in life and health care defined benefit plans for qualifying retirees. Postretirement life and health care benefits are contributory and generally available to full time employees who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company's portion of the per-participant cost of the postretirement health care benefits. These caps can increase annually, but not more than three percent. The Company's policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts of NLIC.

         The Company elected to immediately recognize its estimated accumulated postretirement benefit obligation (APBO), however, certain affiliated companies elected to amortize their initial transition obligation over periods ranging from 10 to 20 years.

         The Company's accrued postretirement benefit expense as of December 31, 1997 and 1996 was $36.5 million and $34.9 million, respectively, and the net periodic postretirement benefit cost (NPPBC) for 1997, 1996 and 1995 was $3.0 million, $3.3 million and $3.1 million, respectively.

         Information regarding the funded status of the plan as a whole as of December 31, 1997 and 1996 follows:


             (in millions of dollars)                                                         1997             1996
                                                                                          -----------       -----------
             Accrued postretirement benefit expense:
               Retirees                                                                    $   93.3          $   93.0
               Fully eligible, active plan participants                                        31.6              23.7
               Other active plan participants                                                 113.0              84.0
                                                                                           --------          --------
                 Accumulated postretirement benefit obligation                                237.9             200.7
               Plan assets at fair value                                                       69.2              63.0
                                                                                           --------          --------
                 Plan assets less than accumulated postretirement benefit obligation         (168.7)           (137.7)
               Unrecognized transition obligation of affiliates                                 1.5               1.7
               Unrecognized net losses (gains)                                                  1.6             (23.2)
                                                                                           --------          --------
                                                                                            $(165.6)          $(159.2)
                                                                                           ========          ========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The amount of NPPBC for the plan as a whole for the years ended December 31, 1997, 1996 and 1995 was as follows:

             (in millions of dollars)                            1997          1996          1995
                                                              -----------   ------------  ------------
             Service cost (benefits attributed to employee
               service during the year)                          $  7.0        $  6.5        $  6.2
             Interest cost on accumulated postretirement
               benefit obligation                                  14.0          13.7          14.2
             Actual return on plan assets                          (3.6)         (4.3)         (2.7)
             Amortization of unrecognized transition
               obligation of affiliates                             0.2           0.2           3.0
             Net amortization and deferral                         (0.5)          1.8          (1.6)
                                                                -------        ------        ------
                                                                  $17.1         $17.9         $19.1
                                                                =======        ======        ======

         Actuarial assumptions used for the measurement of the APBO and the NPPBC for 1997, 1996 and 1995 were as follows:

                                                                 1997          1996          1995
                                                              -----------   -----------   -----------
             APBO:
               Discount rate                                  6.70%         7.25%         6.75%
               Assumed health care cost trend rate:
                 Initial rate                                12.13%        11.00%        11.00%
                 Ultimate rate                                6.12%         6.00%         6.00%
                 Uniform declining period                   12 Years      12 Years      12 Years

             NPPBC:
               Discount rate                                  7.25%         6.65%         8.00%
               Long term rate of return on plan
                 assets, net of tax                           5.89%         4.80%         8.00%
               Assumed health care cost trend rate:
                 Initial rate                                11.00%        11.00%        10.00%
                 Ultimate rate                                6.00%         6.00%         6.00%
                 Uniform declining period                    12 Years      12 Years      12 Years

         For the plan as a whole, a one percentage point increase in the assumed health care cost trend rate would increase the APBO as of December 31, 1997 by $0.4 million and have no impact on the NPPBC for the year ended December 31, 1997.

(10) SHAREHOLDER'S EQUITY, REGULATORY RISK-BASED CAPITAL, RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         Ohio, NLIC's and NLAIC's state of domicile, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceed the minimum risk-based capital requirements.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         The statutory capital and surplus of NLIC as of December 31, 1997, 1996 and 1995 was $1.13 billion, $1.00 billion and $1.36 billion, respectively. The statutory net income of NLIC for the years ended December 31, 1997, 1996 and 1995 was $111.7 million, $73.2 million and $86.5 million, respectively.

         As a result of the $850.0 million dividend paid on February 24, 1997, any dividend paid by NLIC during the twelve-month period immediately following the $850.0 million dividend would be an extraordinary dividend under Ohio insurance laws. Accordingly, no such dividend could be paid without prior regulatory approval. The Company has no reason to believe that any reasonably foreseeable dividend to be paid by NLIC would not receive the required approval.

         In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of New York that limit the amount of statutory profits on NLIC's participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.

         The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses and shareholder dividends in the future.

(11)     TRANSACTIONS WITH AFFILIATES

         As part of the restructuring described in note 1, NLIC paid a dividend valued at $485.7 million to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of ELICW, National Casualty Company (NCC) and West Coast Life Insurance Company (WCLIC). Also, on February 24, 1997, NLIC paid a dividend to NFS, and NFS paid an equivalent dividend to Nationwide Corp., consisting of securities having an aggregate fair value of $850.0 million. The Company recognized a gain of $14.4 million on the transfer of securities.

         The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 1997, 1996 and 1995, the Company made lease payments to NMIC and its subsidiaries of $8.4 million, $9.1 million and $9.0 million, respectively.

         Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC provides certain operational and administrative services, such as sales support, advertising, personnel and general management services, to those subsidiaries. Expenses covered by this agreement are subject to allocation among NMIC, the Company and other affiliates. Amounts allocated to the Company were $85.8 million, $101.6 million and $107.1 million in 1997, 1996 and 1995, respectively. The allocations are based on techniques and procedures in accordance with insurance regulatory guidelines. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, salary expense, commissions expense and other methods agreed to by the participating companies that are within industry guidelines and practices. The Company believes these allocation methods are reasonable. In addition, the Company does not believe that expenses recognized under the inter-company agreements are materially different than expenses that would have been recognized had the Company operated on a stand alone basis. Amounts payable to NMIC from the Company under the cost sharing agreement were $20.5 million and $15.1 million as of December 31, 1997 and 1996, respectively.

         The Company also participates in intercompany repurchase agreements with affiliates whereby the seller will transfer securities to the buyer at a stated value. Upon demand or a stated period, the securities will be repurchased by the seller at the original sales price plus a price differential. Transactions under the agreements during 1997 and 1996 were not material. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained with unaffiliated parties.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


         Intercompany reinsurance agreements exist between NLIC and, respectively, NMIC and ELICW whereby all of NLIC's accident and health and group life insurance business is ceded on a modified coinsurance basis. NLIC entered into the reinsurance agreements during 1996 because the accident and health and group life insurance business was unrelated to the Company's long-term savings and retirement products. Accordingly, the accident and health and group life insurance business has been accounted for as discontinued operations for all periods presented. Under modified coinsurance agreements, invested assets are retained by the ceding company and investment earnings are paid to the reinsurer. Under the terms of the Company's agreements, the investment risk associated with changes in interest rates is borne by ELICW or NMIC, as the case may be. Risk of asset default is retained by the Company, although a fee is paid by ELICW or NMIC, as the case may be, to the Company for the Company's retention of such risk. The agreements will remain in force until all policy obligations are settled. However, with respect to the agreement between NLIC and NMIC, either party may terminate the contract on January 1 of any year with prior notice. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Amounts ceded to NMIC and ELICW for the years ended December 31, 1997 and 1996 were:


                                                                   1997                          1996
                                                        ----------------------------  ----------------------------
             (in millions of dollars)                       NMIC          ELICW           NMIC          ELICW
                                                        -------------- -------------  ----------------------------
             Premiums                                       $ 91.4         $199.8         $ 97.3        $224.2
             Net investment income and other revenue        $ 10.7         $ 13.4         $ 10.9        $ 14.8
             Benefits, claims and other expenses            $100.7         $225.9         $100.5        $246.6


         The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were $211.0 million and $4.8 million as of December 31, 1997 and 1996, respectively, and are included in short-term investments on the accompanying consolidated balance sheets.

         On March 1, 1995, Nationwide Corp. contributed all of the outstanding shares of common stock of Farmland Life Insurance Company (Farmland) to NLIC. Farmland merged into WCLIC effective June 30, 1995. The contribution resulted in a direct increase to consolidated shareholder's equity of $46.9 million. As discussed in note 15, WCLIC is accounted for as discontinued operations.

         Certain annuity products are sold through three affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the three years ended December 31, 1997 were $66.1 million, $76.9 million and $57.3 million, respectively.

(12)     BANK LINES OF CREDIT

         In August 1996, NLIC, along with NMIC, entered into a $600.0 million revolving credit facility which provides for a $600.0 million loan over a five year term on a fully revolving basis with a group of national financial institutions. The credit facility provides for several and not joint liability with respect to any amount drawn by either NLIC or NMIC. NLIC and NMIC pay facility and usage fees to the financial institutions to maintain the revolving credit facility. All previously existing line of credit agreements were canceled. In September 1997, the credit agreement was amended to include NFS as a party to and borrower under the agreement.

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(13)     CONTINGENCIES

         The Company is a defendant in various lawsuits. In the opinion of management, the effects, if any, of such lawsuits are not expected to be material to the Company's financial position or results of operations.

(14)     SEGMENT INFORMATION

         The Company has three product segments: Variable Annuities, Fixed Annuities and Life Insurance. The Variable Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by the Company and independent investment managers, with the investment returns accumulating on a tax-deferred basis. The Fixed Annuities segment consists of annuity contracts that generate a return for the customer at a specified interest rate, fixed for a prescribed period, with returns accumulating on a tax-deferred basis. The Fixed Annuities segment also includes the fixed option under the Company's variable annuity contracts. The Life Insurance segment consists of insurance products that provide a death benefit and may also allow the customer to build cash value on a tax-deferred basis. In addition, the Company reports corporate expenses and investments, and the related investment income supporting capital not specifically allocated to its product segments in a Corporate and Other segment. In addition, all realized gains and losses and investment management fees and other revenue earned from mutual funds, other than the portion allocated to the variable annuities and life insurance segments, are reported in the Corporate and Other segment.

         The following table summarizes revenues and income from continuing operations before federal income tax expense for the years ended December 31, 1997, 1996 and 1995 and assets as of December 31, 1997, 1996 and 1995, by segment.

              (in millions of dollars)                                         1997               1996             1995
                                                                           -------------      ------------     ------------
              Revenues:
                  Variable Annuities                                         $    404.0        $    284.6       $    189.1
                  Fixed Annuities                                               1,141.4           1,092.6          1,052.0
                  Life Insurance                                                  473.1             435.6            409.1
                  Corporate and Other                                             198.9             180.1            148.5
                                                                            -----------        ----------       ----------
                                                                             $  2,217.4        $  1,992.9       $  1,798.7
                                                                            ===========        ==========       ==========

              Income from continuing operations before federal income tax expense:
                  Variable Annuities                                         $    150.9        $     90.3       $     50.8
                  Fixed Annuities                                                 169.5             135.4            137.0
                  Life Insurance                                                   70.9              67.2             67.6
                  Corporate and Other                                              38.6              22.6             32.2
                                                                            -----------        ----------       ----------
                                                                             $    429.9        $    315.5       $    287.6
                                                                            ===========        ==========       ==========

              Assets:
                  Variable Annuities                                         $ 35,278.7        $ 25,069.7       $ 17,333.0
                  Fixed Annuities                                              14,436.3          13,994.7         13,250.4
                  Life Insurance                                                3,901.4           3,353.3          3,027.4
                  Corporate and Other                                           6,174.3           5,348.6          4,896.8
                                                                            -----------        ----------       ----------
                                                                             $ 59,790.7        $ 47,766.3       $ 38,507.6
                                                                            ===========        ==========       ==========

               NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
       (a wholly owned subsidiary of Nationwide Financial Services, Inc.)

              Notes to Consolidated Financial Statements, Continued


(15)     DISCONTINUED OPERATIONS

         As discussed in note 1, NFS is a holding company for NLIC and certain other companies within the Nationwide Insurance Enterprise that offer or distribute long-term savings and retirement products. Prior to the contribution by Nationwide Corp. of the outstanding common stock of NLIC to NFS, NLIC effected certain transactions with respect to certain subsidiaries and lines of business that were unrelated to long-term savings and retirement products.

         On September 24, 1996, NLIC's Board of Directors declared a dividend payable to Nationwide Corp. on January 1, 1997 consisting of the outstanding shares of common stock of three subsidiaries: ELICW, NCC and WCLIC. ELICW writes group accident and health and group life insurance business and maintains it offices in Wausau, Wisconsin. NCC is a property and casualty company with offices in Scottsdale, Arizona that serves as a fronting company for a property and casualty subsidiary of NMIC. WCLIC writes high dollar term life insurance policies and is located in San Francisco, California. ELICW, NCC and WCLIC have been accounted for as discontinued operations in the accompanying consolidated financial statements through December 31, 1996. The Company did not recognize any gain or loss on the disposal of these subsidiaries.

         Also, during 1996, NLIC entered into two reinsurance agreements whereby all of NLIC's accident and health and group life insurance business was ceded to ELICW and NMIC, effective January 1, 1996. See note 11 for a complete discussion of the reinsurance agreements. The Company has discontinued its accident and health and group life insurance business and in connection therewith has entered into reinsurance agreements to cede all existing and any future writings to other affiliated companies. NLIC's accident and health and group life insurance business is accounted for as discontinued operations for all periods presented. The Company did not recognize any gain or loss on the disposal of the accident and health and group life insurance business. The assets, liabilities, results of operations and activities of discontinued operations are distinguished physically, operationally and for financial reporting purposes from the remaining assets, liabilities, results of operations and activities of the Company.

         A summary of the results of operations of discontinued operations for the years ended December 31, 1997, 1996 and 1995 is as follows:


             (in millions of dollars)                                               1997           1996          1995
                                                                                -------------- ------------- ------------

             Revenues                                                             $    -         $   668.9     $   776.9
             Net income                                                           $    -         $    11.3     $    24.7

         A summary of the assets and liabilities of discontinued operations as of December 31, 1997, 1996 and 1995 is as follows:

             (in millions of dollars)                                               1997           1996          1995
                                                                                -------------- ------------- -------------

             Assets, consisting primarily of investments                            $247.3        $3,288.5      $3,206.7
             Liabilities, consisting primarily of policy benefits and claims        $247.3        $2,802.8      $2,700.0

PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment No. 9 to Form S-6 Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 83 pages.


Representations and Undertakings.

Accountants' Consent.

The Signatures.

The following exhibits required by Forms N-8B-2 and S-6:



1.   Power of Attorney dated April 1, 1998               Attached hereto.

2.   Resolution of the Depositor's Board of Directors    Included with the Registration Statement on Form N-8B-2
     authorizing the establishment of the Registrant,    for the Nationwide VLI Separate Account (File No.
     adopted                                             811-4399), and hereby incorporated herein by reference.

3.   Distribution Contracts                              Included with the Registration Statement on Form N-8B-2 for the Nationwide VLI Separate Account (File No. 811-4399),
                                                         and hereby incorporated herein by reference.

4.   Form of Security                                    Filed previously with Pre-Effective Amendment No. 1
                                                         and hereby incorporated by reference.

5.   Articles of Incorporation of Depositor              Included with the Registration  Statement on Form N-8B-2 for the Nationwide VLI Separate  Account (File No. 811-4399),
                                                         and hereby incorporated herein by reference.

6.   Application form of Security                        Filed previously with Pre-Effective Amendment No. 1
                                                         and hereby incorporated by reference.

7.   Opinion of Counsel                                  Filed previously with Pre-Effective Amendment No. 1
                                                         and hereby incorporated by reference.

REPRESENTATIONS AND UNDERTAKINGS

The Registrant and the Company hereby make the following representations and undertakings:


(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "1940 Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the 1940 Act with respect to the Policies described in the prospectus. The Policies have been designed in such a way as to qualify for the exemptive relief from various provisions of the 1940 Act afforded by Rule 6e-3(T).

(b) Paragraph (b) (13) (iii) (F) of Rule 6e-3(T) is being relied on for the deduction of the mortality and expense risk charges ("risk charges") assumed by the Company under the Policies. The Company represents that the risk charges are within the range of industry practice for comparable policies and reasonable in relation to all of the risks assumed by the issuer under the Policies. Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (SEC) on request.

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the SEC on request a memorandum setting forth the basis for this representation.


(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.


(e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the SEC such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


(f) The fees and charges deducted under the Policy in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors of Nationwide Life Insurance Company and Contract Owners of Nationwide VLI Separate Account:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.






                                                           KPMG Peat Marwick LLP



Columbus, Ohio
April 29, 1998

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT, certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Post-Effective Amendment No. 9 and has duly caused this Post-Effective Amendment No. 9 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Columbus, and State of Ohio, on this 29th day of April, 1998.


                                         NATIONWIDE VLI SEPARATE ACCOUNT
                                   --------------------------------------------
                                                  (Registrant)
(Seal)                                   NATIONWIDE LIFE INSURANCE COMPANY
Attest:                            --------------------------------------------
                                                   (Sponsor)



W. SIDNEY DRUEN                    By:           JOSEPH P. RATH
---------------------------------     -----------------------------------------
W. Sidney Druen                                  Joseph P. Rath
Assistant Secretary                Vice President-Product and Market Compliance


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 has been signed below by the following persons in the capacities indicated on the 29th day of April, 1998.

              SIGNATURE                                               TITLE

LEWIS J. ALPHIN                                                    Director
-------------------------------------------------
Lewis J. Alphin

A. I. BELL                                                         Director
-------------------------------------------------
A. I. Bell

KEITH W. ECKEL                                                     Director
-------------------------------------------------
Keith W. Eckel

WILLARD J. ENGEL                                                   Director
-------------------------------------------------
Willard J. Engel

FRED C. FINNEY                                                     Director
-------------------------------------------------
Fred C. Finney

CHARLES L. FUELLGRAF, JR.                                          Director
-------------------------------------------------
Charles L. Fuellgraf, Jr.

JOSEPH J. GASPER                                             President and Chief
-------------------------------------------------        Operating Office and Director
Joseph J. Gasper

DIMON R. McFERSON                                     Chairman and Chief Executive Officer
-------------------------------------------------  Nationwide Insurance Enterprise and Director
Dimon R. McFerson

DAVID O. MILLER                                       Chairman of the Board and Director
-------------------------------------------------
David O. Miller

YVONNE L. MONTGOMERY                                               Director
-------------------------------------------------
Yvonne L. Montgomery

C. RAY NOECKER                                                     Director
-------------------------------------------------
C. Ray Noecker

ROBERT A. OAKLEY                                           Executive Vice President-
-------------------------------------------------           Chief Financial Officer
Robert A. Oakley

JAMES F. PATTERSON                                                 Director                              By/s/JOSEPH P. RATH
-------------------------------------------------                                                    --------------------------
James F. Patterson                                                                                         Joseph P. Rath
                                                                                                          Attorney-in-Fact
ARDEN L. SHISLER                                                   Director
-------------------------------------------------
Arden L. Shisler

ROBERT L. STEWART                                                  Director
-------------------------------------------------
Robert L. Stewart

NANCY C. THOMAS                                                    Director
-------------------------------------------------
Nancy C. Thomas

HAROLD W. WEIHL                                                    Director
-------------------------------------------------
Harold W. Weihl